EXHIBIT 10.1

AMENDMENT NO. 14

TO

NOTE PURCHASE AGREEMENT

AND

AMENDMENT NO. 1

TO

SEVENTH AMENDED AND RESTATED FEE LETTER

THIS AMENDMENT NO. 14 TO NOTE PURCHASE AGREEMENT AND AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED FEE LETTER (this “Amendment”) dated as of April 15, 2021, is entered into among Navistar Financial Securities Corporation, as Transferor (the “Seller”), Navistar Financial Corporation (“NFC”), as the Servicer (in such capacity, the “Servicer”), New York Life Insurance Company (“NY Life”), as a Managing Agent and as a Committed Purchaser, New York Life Insurance and Annuity Corporation (“NYLIAC”), as a Managing Agent and as a Committed Purchaser, and Bank of America, National Association (“Bank of America”; together with NY Life and NYLIAC, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Agreement, the Indenture or the Indenture Supplement, as applicable.

R E C I T A L S

A.    The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, Amendment No. 3 to Note Purchase Agreement dated as of March 12, 2014, Amendment No. 4 to Note Purchase Agreement dated as of January 26, 2015, Amendment No. 5 to Note Purchase Agreement dated as of October 30, 2015, Amendment No. 6 to Note Purchase Agreement dated as of February 24, 2016, Amendment No. 7 to Note Purchase Agreement dated as of May 27, 2016, Amendment No. 8 to Note Purchase Agreement dated as of November 18, 2016, Amendment No. 9 to Note Purchase Agreement dated as of May 31, 2017, Amendment No. 10 to Note Purchase Agreement dated as of December 21, 2017, Amendment No. 11 to Note Purchase Agreement dated as of November 28, 2018, Amendment No. 12 to Note Purchase Agreement dated as of April 12, 2019, and Amendment No. 13 to Note Purchase Agreement dated as of May 8, 2020, the “Agreement”).

B.    The Administrative Agent, the Managing Agents, NFC and the Seller are parties to the Seventh Amended and Restated Fee Letter, dated as of May 8, 2020 (the “Existing Fee Letter”)

C.    Pursuant to Section 11.01 of the Agreement, the parties to the Agreement desire to extend the Scheduled Purchase Expiration Date and to further amend the Agreement as set forth in this Amendment.

740753819 00612518	NAVMOT II Series 2012-VFN Amendment No. 14 to Note Purchase Agreement

D.    The Managing Agents, NFC and the Seller desire to amend the Existing Fee Letter as set forth in this Amendment.

E.    Concurrently herewith, Bank of America, NFC and the Seller are entering into that certain Eighth Amended and Restated Fee Letter (the “Eighth A&R Fee Letter”).

F.    With the consent of the parties hereto, effective as of the date of this Amendment, (i) the Issuing Entity desires to pay in full the principal and interest owing with respect to the Series 2012-VFN Notes held by the NYLIAC Purchaser Group and the NY Life Purchaser Group and to reduce the Commitments of NYLIAC and NY Life to zero and (ii) the members of the NYLIAC Purchaser Group and the NY Life Purchaser Group shall cease to be parties to the Agreement and the Existing Fee Letter.

G.    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Amendments to Agreement. The Agreement is hereby amended as set forth in Exhibit A to this Amendment, with text marked underline indicating additions to the Agreement and with text marked in ~~strikethrough~~ indicating deletions to the Agreement.

2.    Termination of NYLIAC Purchaser Group and NY Life Purchaser Group.

a.    NYLIAC Payoff Amount. Not later than 3:00 p.m. New York City time on the date hereof, the Issuing Entity shall pay (or caused to be paid) to NYLIAC, as Managing Agent for the NYLIAC Purchaser Group, the following amount with respect to the Series 2012-VFN Note held by NYLIAC on behalf of the NYLIAC Purchaser Group:

Accrued Non-Use Fees: $78,750.00

b.    NY Life Payoff Amount. Not later than 3:00 p.m. New York City time on the date hereof, the Issuing Entity shall pay (or caused to be paid) to NY Life, as Managing Agent for the NY Life Purchaser Group, the following amount with respect to the Series 2012-VFN Note held by NY Life on behalf of the NY Life Purchaser Group:

Accrued Non-Use Fees: $52,500.00

c.    Termination of NYLIAC Purchaser Group. NYLIAC acknowledges and agrees that the amount described in Section 2(a) above (the “NYLIAC Payoff Amount”) constitutes all amounts due and owing to the NYLIAC Purchaser Group. Upon payment in full of the NYLIAC Payoff Amount to NYLIAC by no later than 3:00 p.m. New York City time on the date hereof, the Commitment of NYLIAC shall be reduced to zero, and the members of the NYLIAC Purchaser Group shall cease to be parties to the Agreement and the Existing Fee Letter.

d.    Termination of NY Life Purchaser Group. NY Life acknowledges and agrees that the amount described in Section 2(b) above (the “NY Life Payoff Amount”) constitutes all amounts due and owing to the NY Life Purchaser Group. Upon payment in full of the NY Life Payoff Amount to NY Life by no later than 3:00 p.m. New York

740753819 00612518	2	NAVMOT II Series 2012-VFN Amendment No. 14 to Note Purchase Agreement

City time on the date hereof, the Commitment of NY Life shall be reduced to zero, and the members of the NY Life Purchaser Group shall cease to be parties to the Agreement and the Existing Fee Letter.

e.    Cancellation of Series 2012-VFN Notes. As of the date hereof (i) each of NYLIAC and NY Life shall have caused the Series 2012-VFN Note held by its Purchaser Group to be delivered to the Indenture Trustee for cancellation and (ii) the Servicer or NFC, as Administrator, in either case, on behalf of the Issuing Entity, shall instruct the Indenture Trustee (which may be by email) not to cancel any such Series 2012-VFN Note until such time as (A) NYLIAC has confirmed in writing (which may be by email) to the Issuing Entity, the Servicer and the Indenture Trustee that NYLIAC has received the NYLIAC Payoff Amount and (B) NY Life has confirmed in writing (which may be by email) to the Issuing Entity, the Servicer and the Indenture Trustee that NY Life has received the NY Life Payoff Amount.

3.    Increase in Commitment of Bank of America Purchaser Group. Upon the effectiveness of this Amendment, the Commitment of the Committed Purchaser in the Bank of America Purchaser Group shall be increased to $350,000,000.

4.    Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

5.    Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.    Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent and each Managing Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) receipt (whether by e-mail, facsimile or otherwise) by Bank of America of a certificate of the Seller and of the Servicer, each dated the date hereof, as to due execution, incumbency, good standing and other customary corporate matters, (iii) receipt (whether by e-mail, facsimile or otherwise) by Bank of America opinions of counsel to the Seller and the Servicer, dated as of the date hereof, reasonably satisfactory in form and substance to Bank of America and its counsel, covering corporate and enforceability matters and such other matters as Bank of America may reasonably request and addressed to Bank of America, (iv) receipt by NYLIAC of the NYLIAC Payoff Amount, (v) receipt by NY Life of the NY Life Payoff Amount, (vi) receipt (whether by e-mail, facsimile or otherwise) by Bank of America, NFC and the Seller of counterparts of (A) the Eighth A&R Fee Letter and (B) that certain Second Amended and Restated Administrative

740753819 00612518	3	NAVMOT II Series 2012-VFN Amendment No. 14 to Note Purchase Agreement

Agent Fee Letter, dated as of the date hereof (the “Second A&R Administrative Agent Fee Letter”), among Bank of America, NFC and the Seller, in each case, executed by each of the other parties thereto and (vii) receipt by Bank of America of (A) the amendment fee pursuant to and in accordance with the Eighth A&R Fee Letter and (B) the Administrative Agent Fee (as defined in the Second A&R Administrative Agent Fee Letter) pursuant to and in accordance with the Second A&R Administrative Agent Fee Letter.

7.    Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper counterpart which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

9.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures commence on the following page]

740753819 00612518	4	NAVMOT II Series 2012-VFN Amendment No. 14 to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as the Seller

By:	/s/ Michael Wuss
Name: Michael Wuss
Title: Assistant Treasurer

NAVISTAR FINANCIAL CORPORATION, as the Servicer

By:	/s/ Michael Wuss
Name: Michael Wuss
Title: Assistant Treasurer

[signatures continue on the following page]

740753819 00612518	S-1	NAVMOT II Series 2012-VFN Amendment No. 14 to Note Purchase Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Lauren Burke Kohr
Name: Lauren Burke Kohr
Title: Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Managing Agent for the Bank of America Purchaser Group

By:	/s/ Lauren Burke Kohr
Name: Lauren Burke Kohr
Title: Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Committed Purchaser for the Bank of America Purchaser Group

By:	/s/ Lauren Burke Kohr
Name: Lauren Burke Kohr
Title: Managing Director

[signatures continue on the following page]

740753819 00612518	S-2	NAVMOT II Series 2012-VFN Amendment No. 14 to Note Purchase Agreement

NEW YORK LIFE INSURANCE COMPANY, as the Managing Agent for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

NEW YORK LIFE INSURANCE COMPANY, as the Committed Purchaser for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

[signatures continue on the following page]

740753819 00612518	S-3	NAVMOT II Series 2012-VFN Amendment No. 14 to Note Purchase Agreement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as the Managing Agent for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as the Committed Purchaser for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

740753819 00612518	S-4	NAVMOT II Series 2012-VFN Amendment No. 14 to Note Purchase Agreement

Exhibit A

Amendments to Agreement

[attached]

~~EXECUTION VERSION~~EXHIBIT A

to Amendment No. 14

to Note Purchase Agreement

NOTE PURCHASE AGREEMENT

among

NAVISTAR FINANCIAL SECURITIES CORPORATION

as Transferor,

NAVISTAR FINANCIAL CORPORATION,

as Servicer,

BANK OF AMERICA, NATIONAL ASSOCIATION,

as Administrative Agent for the Purchasers,

and

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Managing Agent and as a Committed Purchaser,

~~NEW YORK LIFE INSURANCE COMPANY,~~

~~as a Managing Agent and as a Committed Purchaser,~~

~~and~~

~~NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,~~

~~as a Managing Agent and as a Committed Purchaser,~~

dated as of August 29, 2012

Page
ARTICLE I
DEFINITIONS

SECTION 1.01.	Certain Defined Terms	1
SECTION 1.02.	Other Definitional Provisions	~~18~~19

ARTICLE II
PURCHASE AND SALE

SECTION 2.01.	Purchase and Sale of the Series 2012-VFN Note	~~18~~19
SECTION 2.02.	~~Delayed Funding~~	~~19~~[Reserved]19
SECTION 2.03.	Incremental Fundings	~~22~~23
SECTION 2.04.	Extension of Scheduled Purchase Expiration Date	~~25~~25
SECTION 2.05.	Reduction of Maximum Funded Amount	~~26~~26
SECTION 2.06.	Calculation of Series 2012-VFN Monthly Interest	~~26~~27

ARTICLE III
CLOSING

SECTION 3.01.	Closing	~~28~~31
SECTION 3.02.	Transactions to be Effected at the Closing	~~28~~31
SECTION 3.03.	Termination of the Series 2010-VFN Notes	~~28~~31

ARTICLE IV
CONDITIONS PRECEDENT TO PURCHASE ON THE CLOSING DATE

SECTION 4.01.	Performance by the Transferor, the Servicer, the Master Trust and the Issuing Entity	~~30~~32
SECTION 4.02.	Representations and Warranties	~~30~~32
SECTION 4.03.	Corporate Documents	~~30~~33
SECTION 4.04.	Opinions of Counsel to NFC and the Transferor	~~30~~33
SECTION 4.05.	Opinions of Counsel to the Indenture Trustee and Owner Trustee	~~30~~33
SECTION 4.06.	Financing Statements	~~31~~33
SECTION 4.07.	Ratings	~~31~~33
SECTION 4.08.	Documents	~~31~~33
SECTION 4.09.	No Actions or Proceedings	~~31~~34
SECTION 4.10.	Approvals and Consents	~~31~~34
SECTION 4.11.	Officer’s Certificates	~~31~~34
SECTION 4.12.	Credit Enhancement	~~31~~34
SECTION 4.13.	Repayment of Series 2010-VFN Notes	~~31~~34
SECTION 4.14.	Other Documents	~~32~~34
SECTION 4.15.	Fees	~~32~~34

i

(continued)

Page

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE SELLER

SECTION 5.01.	Representations and Warranties of the Transferor	~~32~~34
SECTION 5.02.	Representations and Warranties of NFC	~~35~~37

ARTICLE VI
REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASERS AND THE AGENTS

SECTION 6.01.	Organization	~~37~~39
SECTION 6.02.	Authority, etc	~~37~~40
SECTION 6.03.	Securities Act	~~37~~40

ARTICLE VII
COVENANTS OF THE TRANSFEROR AND NFC

SECTION 7.01.	Ratings	~~38~~40
SECTION 7.02.	Access to Transferor Information	~~38~~41
SECTION 7.03.	Security Interests; Further Assurances	~~39~~41
SECTION 7.04.	Transferor Covenants	~~39~~41
SECTION 7.05.	Amendments	~~39~~41
SECTION 7.06.	Information from NFC	~~39~~42
SECTION 7.07.	Access to NFC Information	~~40~~42
SECTION 7.08.	NFC Covenants	~~40~~43
SECTION 7.09.	Annual Independent Public Accountants’ Servicing Report	~~40~~43
SECTION 7.10.	Anti-Corruption Laws; Sanctions	~~41~~43
SECTION 7.11.	Know Your Customer and Anti-Money Laundering Rules and Regulations	~~41~~44

ARTICLE VIII
ADDITIONAL COVENANTS

SECTION 8.01.	Legal Conditions to Effectiveness of this Agreement	~~41~~44
SECTION 8.02.	Expenses	~~41~~44
SECTION 8.03.	Mutual Obligations	~~42~~44
SECTION 8.04.	Restrictions on Transfer	~~42~~44

ARTICLE IX
INDEMNIFICATION

SECTION 9.01.	Indemnification	~~42~~44
SECTION 9.02.	Procedure	~~42~~45
SECTION 9.03.	Defense of Claims	~~43~~45
SECTION 9.04.	Indemnity for Taxes, Reserves and Expenses	~~43~~46
SECTION 9.05.	Costs, Expenses, Taxes, Breakage Payments and Increased Costs under this Agreement and Program Facility	~~45~~48

(continued)

Page

ARTICLE X
THE AGENTS

SECTION 10.01.	Authorization and Action	~~46~~49
SECTION 10.02.	Agent’s Reliance, Etc	~~47~~49
SECTION 10.03.	Agents and Affiliates	~~47~~50
SECTION 10.04.	Indemnification	~~47~~50
SECTION 10.05.	Purchase Decision	~~48~~50
SECTION 10.06.	Successor Administrative Agent	~~48~~51

ARTICLE XI
MISCELLANEOUS

SECTION 11.01.	Amendments	~~49~~51
SECTION 11.02.	Notices	~~49~~51
SECTION 11.03.	No Waiver; Remedies	~~49~~51
SECTION 11.04.	Binding Effect; Assignability	~~49~~52
SECTION 11.05.	Provision of Documents and Information	~~51~~54
SECTION 11.06.	GOVERNING LAW; JURISDICTION	~~51~~54
SECTION 11.07.	No Proceedings; Limitation on Payments	~~51~~54
SECTION 11.08.	Execution in Counterparts	~~52~~55
SECTION 11.09.	No Recourse	~~52~~55
SECTION 11.10.	Corporate Obligations	~~52~~55
SECTION 11.11.	Survival	~~53~~55
SECTION 11.12.	Tax Characterization	~~53~~55
SECTION 11.13.	ISDA Stay Protocol	~~53~~56

EXHIBIT A	Form of Notice of Incremental Funding
EXHIBIT B	Form of Investment Letter
EXHIBIT C	Form of Assignment and Assumption Agreement

SCHEDULE I	Addresses for Notice

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) dated as of August 29, 2012, among Navistar Financial Securities Corporation (the “Transferor”), Navistar Financial Corporation (“Servicer”), and Bank of America, National Association (“Bank of America”)~~, as the Administrative Agent and as Managing Agent and a Committed Purchaser, New York Life Insurance Company (“NY Life”), as a Managing Agent and as a Committed Purchaser and New York Life Insurance and Annuity Corporation (“NYLIAC”), as a Managing Agent and as a Committed Purchaser~~.

WHEREAS, the Issuing Entity (as defined below) will issue a new series of notes, designated as the Navistar Financial Dealer Note Master Owner Trust II Floating Rate Dealer Note Asset Backed Variable Funding Notes, Series 2012-VFN, pursuant to the Indenture Supplement (as defined below).

NOW THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Indenture or the Indenture Supplement (each, as defined below), as applicable. If a term used herein is defined in both the Indenture and the Indenture Supplement, it shall have the meaning set forth in the Indenture Supplement and, if a term is not defined therein, it shall have the meaning set forth in the Applicable Pooling and Servicing Agreement. Additionally, the following terms shall have the following meanings:

“Additional Amounts” means all amounts owed pursuant to Article IX hereof plus any Breakage Payments owed to the Purchasers pursuant to Section 2.06(c) of this Agreement.

~~“Additional Increase Amount” is defined in Section 2.02(b) of this Agreement.~~

~~“Adjustment” has the meaning set forth in Section 2.06(d).~~

“Administrative Agent” means Bank of America in its capacity as Administrative Agent for the Purchasers.

“Administrative Agent Fee Letter” means the fee letter, dated as of the date hereof, among the Transferor, the Servicer and the Administrative Agent, setting forth certain fees payable to the Administrative Agent in connection with this Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Agents” means, collectively, the Managing Agents and the Administrative Agent.

~~“Alpine Liquidity Asset Purchase Agreement” means the liquidity asset purchase agreement and any confirmations related thereto, among Alpine, CS NYB, and any other purchasers signatory thereto, as supplemented by a supplement, dated as of November 18, 2016, related to the Series 2012-VFN Notes, and as the same may be amended, restated, further supplemented or otherwise modified from time to time.~~

~~“Alpine Purchasers” means each of the purchasers party to the Alpine Liquidity Asset Purchase Agreement.~~

“Alternate Rate” means~~, as applicable,~~ the Bank of America Alternate Rate~~, the NY Life Alternate Rate, the NYLIAC Alternate Rate or the CS Alternate Rate~~.~~”Amendment No. 4 Effective Date” means January 26, 2015.~~

“Applicable Indemnifying Party” shall have the meaning set forth in Section 9.02 hereof.

“Asset Purchase Agreement” means ~~the Alpine Liquidity Asset Purchase Agreement or any~~, with respect to a Conduit Purchaser, the asset purchase agreement or other liquidity agreement entered into by a Conduit Purchaser with respect to the Series 2012-VFN Notes, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Assignment and Acceptance” means an assignment and acceptance agreement in the form of Exhibit C attached hereto, entered into by a Purchaser, a permitted assignee and the Managing Agent for such Purchaser, pursuant to which such assignee may become a party to this Agreement.

“Bank of America” is defined in the preamble of this Agreement.

“Bank of America Alternate Rate” for any Fixed Period for any Funding Tranche funded by the Bank of America Purchaser Group means an interest rate per annum equal to the Bank of America Spread above the Eurodollar Rate for such Fixed Period; provided, however, that in the case of:

(i) any Fixed Period existing on or after the first day on which Bank of America, in its capacity as Managing Agent for the Bank of America Purchaser Group, shall have determined that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for the Bank of America Purchaser Group to fund any Funding Tranche based on the Eurodollar Rate (and Bank of America shall not have subsequently determined that such circumstances no longer exist),

(ii) any Fixed Period of one to (and including) 13 days,

(iii) any Fixed Period relating to a Funding Tranche which is less than $1,000,000, or

(iv) any Fixed Period with respect to which the Alternate Rate, for any reason, becomes applicable on notice to the Administrative Agent of less than three Business Days,

the “Bank of America Alternate Rate” for each such Fixed Period shall be an interest rate per annum equal to the Corporate Base Rate in effect on each day of such Fixed Period. The “Bank of America Alternate Rate” for any day on or after the occurrence of an Early Redemption Event shall be an interest rate equal to 3.25% per annum above the Corporate Base Rate in effect on such day.

“Bank of America Purchaser Group” means Bank of America, in its capacity as a Committed Purchaser hereunder and each permitted assignee thereof.

“Bank of America Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by Bank of America.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Bilateral Agreement” has the meaning set forth in Section 11.13.

“Bilateral Terms” has the meaning set forth in Section 11.13.

“BNS” is defined in the preamble of this Agreement.

“Breakage Payment” is defined in Section 2.06(c) of this Agreement.

“Closing” is defined in Section 3.01 of this Agreement.

“Closing Date” is defined in Section 3.01 of this Agreement.

“Collateral Supplement” means the Series 2011-1 Supplement, dated as of November 2, 2011, among the Transferor, the Servicer and the 1995 Master Trust Trustee, to the 1995 Pooling and Servicing Agreement, as the same may be amended, modified or supplemented from time to time.

“Commitment” means, with respect to each Committed Purchaser, as the context requires, (a) the commitment of such Committed Purchaser to make Incremental Fundings in accordance herewith in an amount not to exceed the amount described in the following clause (b), and (b) the dollar amount set forth underneath such Committed Purchaser’s name under the heading of “Commitment” on the signature pages hereto (or in the case of a Committed Purchaser which becomes a party hereto pursuant to an Assignment and Acceptance, as set forth in such Assignment and Acceptance), minus the dollar amount of any Commitment or portion thereof assigned by such Committed Purchaser in accordance with the terms of this Agreement and pursuant to an Assignment and Acceptance, plus the dollar amount of any increase to such Committed Purchaser’s Commitment consented to by such Committed Purchaser prior to the time of determination, minus the amount of any reduction to such Commitment made in accordance with this Agreement.

“Commitment Step-Down Date” is defined in Section 2.05(b) of this Agreement.

“Committed Purchasers” means Bank of America, ~~NY Life, NYLIAC, CS CIB~~each other Person that is or becomes a party to this Agreement in the capacity of a “Committed Purchaser” and each of their respective assigns (with respect to their respective Commitments hereunder) that shall become a party to this Agreement pursuant to Section 11.04 hereof.

“Conduit Purchasers” means ~~Alpine~~each commercial paper conduit that is or becomes a party to this Agreement in the capacity of a “Conduit Purchaser” and each of ~~its~~their respective permitted assigns that is a RIC.

“Corporate Base Rate” means, for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the highest of:

(a) the rate of interest in effect for such day as publicly announced from time to time by the applicable Managing Agent as its “prime rate” for such day. For purposes of this definition, the “prime rate” is a rate set by the applicable Managing Agent based upon various factors including such Managing Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. The computation of the “prime rate” shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Any change in the prime rate announced by a Managing Agent shall take effect at the opening of business on the day specified in the public announcement of such change;

(b) 0.50% per annum above the Federal Funds Rate for such day; and

(c) 1.00% per annum above the Eurodollar Rate for the Fixed Period in which such day falls.

“CP Notes” means short-term promissory notes issued or to be issued by a Conduit Purchaser to fund its investments in accounts receivable or other financial assets.

“CP Rate” for any Fixed Period for any Funding Tranche means, to the extent a Conduit Purchaser funds such Funding Tranche for such Fixed Period by issuing CP Notes, the per annum rate equivalent to the “weighted average cost” (as defined below) related to the issuance of CP Notes that are allocated, in whole or in part, by such Conduit Purchaser or its Managing Agent to fund or maintain such Funding Tranche (and which may also be allocated in part to the funding of other Funding Tranches hereunder or of other assets of such Conduit Purchaser); provided, however, that if any component of such rate is a discount rate, in calculating the “CP Rate” for such Funding Tranche for such Fixed Period, such Conduit Purchaser shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, a Conduit Purchaser’s “weighted average cost” shall consist of (w) the actual interest rate (or discount) paid to purchasers of such Conduit Purchaser’s CP Notes, together with the commissions of placement agents and dealers in respect of such CP Notes, to the extent such commissions are allocated, in whole or in part, to such CP Notes by such Conduit Purchaser or its Managing Agent, (x) certain documentation and transaction costs associated with the issuance of such CP Notes, (y) any incremental carrying costs incurred with respect to CP Notes maturing on dates other than those on which corresponding funds are received by such Conduit Purchaser, and (z) other borrowings by such Conduit Purchaser (other than under any Program Support Agreement), including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market.

~~“CRR” shall mean the European Union Capital Requirements Regulation (Regulation (EU) No 575/2013), as amended.~~

“Day Count Fraction” means, as to any Funding Tranche for any Fixed Period or portion thereof, a fraction (a) the numerator of which is the number of days in such Fixed Period or portion thereof and (b) the denominator of which is 360 (or, with respect to any Funding Tranche which accrues interest by reference to the Corporate Base Rate, the actual number of days in the related calendar year).

“Defaulting Committed Purchaser” is defined in Section 2.03(f).

~~“Delayed Amount” is defined in Section 2.02(a) of this Agreement.~~

~~“Delayed Funding Date” is defined in Section 2.02(a) of this Agreement.~~

~~“Delayed Funding Notice” is defined in Section 2.02(a) of this Agreement.~~

~~“Delayed Funding Notice Date” is defined in Section 2.02(a) of this Agreement.~~

~~“Delayed Funding Reimbursement Amount” shall mean, with respect to any Delayed Amount of a Delaying Purchaser on the Delayed Funding Date for such Delayed Amount, an amount equal to the excess, if any, of (i) the portion of such Delayed Amount funded by the Non-Delaying Committed Purchasers and the Non-Delaying Purchaser Groups pursuant to Section 2.02(b) on the related Incremental Funding Date over (ii) such Delaying Purchaser Group’s proportionate share (based on the Commitments of the Committed Purchasers in each Delaying Purchaser Group relative to the sum of the Commitments of the Committed Purchasers) of the portion of the total decreases in the Funded Amount as the result of a repayment of principal to the Non-Delaying Purchaser Groups in accordance with the Indenture Supplement during the period from and including the related Incremental Funding Date to but excluding the related Delayed Funding Date.~~

~~“Delayed Funding Shortfall Amount” shall mean, with respect to any Delayed Amount of a Delaying Purchaser on the Delayed Funding Date for such Delayed Amount, an amount equal to the excess, if any, of (i) the amount, if any, by which such Delayed Amount (after giving effect to any reduction thereof pursuant to Section 2.02(c) or (d)) exceeds the portion of such Delayed Amount funded by the Non-Delaying Committed Purchasers and the Non-Delaying Purchaser Groups pursuant to Section 2.02(b) on the related Incremental Funding Date over (ii) the total decreases in the Funded Amount as the result of a repayment of principal to such Delaying Purchaser during the period from and including the related Incremental Funding Date to but excluding the related Delayed Funding Date.~~

~~“Delaying Committed Purchaser” shall mean a Committed Purchaser that is a Delaying Purchaser.~~

~~“Delaying Purchaser” is defined in Section 2.02(a) of this Agreement.~~

~~“Delaying Purchaser Group” is defined in Section 2.02(a) of this Agreement.~~

~~“Designated Delay Funding Purchaser” shall mean, with respect to any calendar quarter, any Committed Purchaser who shall have delivered, or whose Managing Agent shall have delivered, to the Transferor and each Managing Agent not later than the first Business Day of such calendar quarter, a written certification to the effect that (a) it has incurred and is incurring charges under Basel III, or would incur charges as of such date under Basel III if it were not a Designated Delay Funding Purchaser hereunder, in respect of its Commitment or its Purchaser Percentage of the Funded Amount, based on its “liquidity coverage ratio” under Basel III, which may include external charges incurred by such Committed Purchaser or internal charges incurred by any business of such Committed Purchaser managing such Committed Purchaser’s Purchaser Percentage of the Funded Amount or its obligations hereunder, and (b) it is seeking or has obtained a delayed funding option in transactions similar to the transactions contemplated hereby; provided, however, that a Committed Purchaser shall only be treated as a Designated Delay Funding Purchaser under this Agreement, beginning on the Amendment No. 4 Effective Date or on the first day of each three-month period commencing on and after May 1, 2015 if such Committed Purchaser (or its Managing Agent) delivers such written certification to the Transferor no later than the Amendment No. 4 Effective Date or the first day of such three-month period, as the case may be. For the avoidance of doubt, any Committed Purchaser that delivers a written certification in accordance with the preceding sentence shall remain a Designated Delay Funding Purchaser under this Agreement, without further action on the part of such Committed Purchaser, unless and until such Committed Purchaser delivers written notice to the Transferor of its decision to cease its treatment as a Designated Delay Funding Purchaser. If a Committed Purchaser that qualifies as a Designated Delay Funding Purchaser pursuant to the preceding sentence is a Conduit Purchaser, for so long as such Committed Purchaser continues to qualify as a Designated Delay Funding Purchaser, each other Purchaser in its Purchaser Group shall be deemed to qualify as a Designated Delay Funding Purchaser.~~

~~“Designated Delayed Funding Amount” is defined in Section 2.02(a) of this Agreement.~~

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Eurodollar Rate” means, for any Fixed Period, an interest rate per annum (rounded upward to the nearest 1/1000th of 1%) determined pursuant to the following formula:

Eurodollar Rate =	LIBOR
1.00 - Eurodollar Reserve Percentage

“Eurodollar Reserve Percentage” means, for any Fixed Period, the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/1000th of 1%) in effect on the date LIBOR for such Fixed Period is determined under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) having a term comparable to such Fixed Period.

“Extending Purchaser Group” has the meaning specified in Section 2.04 of this Agreement.

“Extending Purchaser Group Percentage” means, with respect to any Extending Purchaser Group, the quotient, expressed as a percentage, of (a) the sum of the Commitments of the Committed Purchasers in such Extending Purchaser Group divided by (b) the sum of the Commitments of the Committed Purchasers in all Extending Purchaser Groups.

“Federal Bankruptcy Code” means the bankruptcy code of the United States of America codified in Title 11 of the United States Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) charged to the applicable Managing Agent on such day on such transactions as determined by it.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.

“Fee Letter” means the Fee Letter dated as of the date hereof, among the Transferor, the Servicer, the Managing Agents and the Administrative Agent setting forth certain fees payable in connection with the purchase of the Series 2012-VFN Note by the Administrative Agent for the benefit of the Purchasers, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Fixed Period” means, unless otherwise mutually agreed by the applicable Managing Agent and the Conduit Purchasers within its Purchaser Group, (a) with respect to any Funding Tranche funded by the issuance of CP Notes, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Funding Tranche and ending on (and including) the last day of the current calendar month, and (ii) thereafter, each period commencing on (and including) the first day after the last day of the immediately preceding Fixed Period for such Funding Tranche and ending on (and including) the last day of the current calendar month and (b) with respect to any Funding Tranche not funded by the issuance of CP Notes, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Funding Tranche and ending on (but excluding) the next following Distribution Date and (ii) thereafter, each period commencing on (and including) the first day after the last day of the immediately preceding Fixed Period for such Funding Tranche and ending on (and excluding) the next following Distribution Date; provided, that

(A) any Fixed Period with respect to any Funding Tranche not funded by the issuance of CP Notes which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; provided, however, if interest in respect of such Fixed Period is computed by reference to the Eurodollar Rate, and such Fixed Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Fixed Period shall end on the next preceding Business Day;

(B) in the case of any Fixed Period for any Funding Tranche which commences before the Expected Principal Distribution Date and would otherwise end on a date occurring after the Expected Principal Distribution Date, such Fixed Period shall end on such Expected Principal Distribution Date and the duration of each Fixed Period which commences on or after the Expected Principal Distribution Date shall be of such duration as shall be selected by the applicable Managing Agent and communicated by such Managing Agent to the Administrative Agent;

(C) any Fixed Period in respect of which interest is computed by reference to the CP Rate may be terminated in accordance with the terms of this Agreement at the election of the applicable Managing Agent by notice thereof to the Administrative Agent and the Transferor, in which case, the Funding Tranche allocated to such terminated Fixed Period shall be allocated to a new Fixed Period commencing on (and including) the date of such termination and ending on (but excluding) the next following Distribution Date, and shall accrue interest at the Alternate Rate;

(D) any Fixed Period in respect of which interest is computed by reference to the rate specified in clause (B) of the definition of LIBOR shall, unless otherwise agreed in writing by the Transferor and the related Managing Agent, be determined in accordance with clause (a) above instead of clause (b).

“Funded Amount” means, on any Business Day, an amount equal to the result of (a) the Initial Series 2012-VFN Outstanding Principal Amount plus (b) the aggregate amount of all Incremental Funded Amounts for all Incremental Fundings occurring on or after the Closing Date and on or prior to such Business Day minus (c) the aggregate amount of principal payments made to Series 2012-VFN Noteholders prior to such date.

“Funding Rate” means, with respect to any Fixed Period and any Funding Tranche, (a) to the extent a Conduit Purchaser is funding such Funding Tranche during such Fixed Period through the issuance of CP Notes, its CP Rate, and (b) to the extent any Purchaser is not funding such Funding Tranche through the issuance of CP Notes, a rate per annum (expressed as a percentage and an interest yield equivalent and calculated on the basis of a 360-day year and the actual days elapsed) equal to the applicable Alternate Rate; provided that for any day on or after the occurrence of an Early Redemption Event, the Funding Rate shall be equal to the applicable Alternate Rate.

“Funding Tranche” means, at any time, each portion of the Funded Amount funded by a specific Purchaser, allocated to the same Fixed Period and accruing interest by reference to the same Funding Rate at such time.

“Governmental Actions” means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

“Governmental Authority” means, with respect to any Person, the United States of America or any other nation having jurisdiction or authority over such Person, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction or authority over such Person.

“Governmental Rules” means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

“Incremental Funded Amount” shall mean the amount of the increase in the Funded Amount occurring as a result of any Incremental Funding, which amount shall equal the aggregate amount of the purchase price paid (or deemed paid) by the Series 2012-VFN Noteholders with respect to that Incremental Funding pursuant to this Agreement and the Indenture Supplement.

“Incremental Funding” means an increase in the aggregate outstanding principal balance of the Series 2012-VFN Note in accordance with the provisions of Section 2.03 hereof.

“Incremental Funding Date” means the date on which each Incremental Funding occurs.

“Indemnified Party” means any of the Purchasers, the Liquidity Purchasers, the Program Support Providers, the Managing Agents, the Administrative Agent or any of their officers, directors, employees, agents, representatives, assignees or Affiliates.

“Indenture” means the Indenture, dated as of November 2, 2012, between the Issuing Entity and The Bank of New York Mellon, as Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Indenture Supplement” means the Series 2012-VFN Indenture Supplement, dated as of the date hereof, between the Issuing Entity and The Bank of New York Mellon, as Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Investment Deficit” is defined in Section 2.03(f) of this Agreement.

“Investment Letter” means a letter in the form of Exhibit B hereto.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Issuing Entity” means Navistar Financial Dealer Note Master Owner Trust II, a Delaware statutory trust.

“Legal Final Maturity Date” means the earlier of (a) the Scheduled Purchase Expiration Date and (b) with respect to any Purchaser Group, the date specified as the Legal Final Maturity Date in Section 2.04.

~~“Liberty Street” means Liberty Street Funding LLC, a Delaware limited liability company.~~

~~“Liberty Street Purchaser Group” means Liberty Street, each assignee of Liberty Street which is a RIC, BNS, in its capacity as a Committed Purchaser hereunder, the Liberty Street Purchasers and each permitted assignee thereof.~~

~~“Liberty Street Purchasers” means each of the purchasers party to a Liberty Street Liquidity Asset Purchase Agreement.~~

“LIBOR” means either, at the applicable Managing Agent’s discretion (it being understood and agreed, however, that once a Managing Agent selects clause (A) or (B) below, it shall retain such selection prospectively and not alternate between clauses (A) and (B) for future Fixed Periods without the prior written consent of the Transferor), (A) for any Fixed Period:

(i) the rate per annum (carried out to the fifth decimal place) equal to the rate which appears on the Bloomberg Screen BTMM Page under the heading “LIBOR FIX” for deposits in U.S. dollars (for delivery on the first day of such Fixed Period) with a term equivalent to such Fixed Period, determined as of approximately as of 11:00 a.m., London time two (2) Business Days prior to the first day of such Fixed Period;

(ii) in the event the rate referenced in the preceding subsection (i) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the applicable Managing Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Fixed Period) with a term equivalent to such Fixed Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Fixed Period; or

(iii) in the event the rates referenced in the preceding subsections (i) and (ii) are not available, the rate per annum equal to the rate determined by the applicable Managing Agent as the rate of interest at which dollar deposits (for delivery on the first day of such Fixed Period) in same day funds in the approximate amount of the applicable Funding Tranche to be funded by reference to the Eurodollar Rate and with a term equivalent to such Fixed Period would be offered by its London Branch to major banks in the offshore dollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Fixed Period; or

(B) for each day during a Fixed Period in respect of which the Funding Rate for any Funding Tranche is computed by reference to the LIBOR:

(i) the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the applicable Managing Agent to be the offered rate that appears on the page of the Reuters Screen on such day that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number LIBOR01) for deposits in U.S. dollars (for delivery on a date two Business Days later) with a term equivalent to one month; or

(ii) in the event the rate referenced in the preceding subsection (i) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the applicable Managing Agent to be the offered rate on such day on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. dollars (for delivery on a date two Business Days later) with a term equivalent to one month; or

(iii) in the event the rates referenced in the preceding subsections (i) and (ii) are not available, the rate per annum determined by the applicable Managing Agent on such day as the rate of interest at which U.S. dollar deposits (for delivery on a date two Business Days later than such day) in same day funds in the approximate amount of the Funding Tranche to be funded by reference to the LIBOR and with a term equivalent to one month would be offered by its London branch to major banks in the London interbank eurodollar market at their request; provided that in the event the rate determined in accordance with clause (A) or (B) above is below ~~0.75~~0.15%, such rate will be deemed to be ~~0.75~~0.15%.

“LIBOR Replacement Date” has the meaning specified in Section 2.06(d).

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the applicable Managing Agent designates to determine LIBOR.

“LIBOR Successor Rate” has the meaning ~~set forth~~specified in Section 2.06(d).

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Bank of America Alternate Rate, Corporate Base Rate, ~~Eurodollar Rate, Eurodollar Reserve Percentage,~~ Fixed Period, ~~NYLIAC Alternate Rate, NY Life Alternate Rate, the~~ timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, timing of Notices of Incremental Funding or prepayment notices and length of lookback periods) as may be appropriate, in the reasonable ~~judgment~~discretion of the Administrative Agent ~~and~~, in consultation with the Transferor, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent ~~and~~, in consultation with the Transferor ~~determine~~, determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Liquidity Purchaser” means ~~an Alpine Purchaser or~~ any ~~other~~ provider of funding for a Conduit Purchaser pursuant to an Asset Purchase Agreement.

“Managing Agents” means Bank of America, in its capacity as a Managing Agent for the Bank of America Purchaser Group, ~~NY Life, in its capacity as a Managing Agent for the NY Life Purchaser Group, NYLIAC, in its capacity as a Managing Agent for the NYLIAC Purchaser Group and CS NYB, in its~~and each other Person that is or becomes party to this Agreement in the capacity ~~as~~ of a “Managing Agent ~~for the CS Purchaser Group~~”.

“Material Adverse Effect” means a material adverse effect on (i) the business, results of operations or financial condition or the material properties or assets of NFSC, NFC, the Master Trust or the Issuing Entity, (ii) the performance of their obligations hereunder or under the Series Documents or (iii) the interests of the Purchasers hereunder.

“Maximum Funded Amount” means the sum of the Commitments.

“NFC” means Navistar Financial Corporation, a Delaware corporation, and its successors and permitted assigns.

“NFC Losses” has the meaning specified in Section 9.01(b) hereof.

“NFSC” means Navistar Financial Securities Corporation, a Delaware corporation, and its successors and permitted assigns.

“Non-Defaulting Committed Purchaser” is defined in Section 2.03(f).

~~“Non-Delaying Committed Purchaser” is defined in Section 2.02(b).~~

~~“Non-Delaying Purchaser Group” is defined in Section 2.02(b).~~

“Non-Extending Purchaser Group” has the meaning specified in Section 2.04 of this Agreement.

“Non-Use Fee” is defined in the Fee Letter.

“Notice of Incremental Funding” means a written notice of an Incremental Funding in the form of Exhibit A hereto.

~~“NYLIAC” means New York Life Insurance and Annuity Corporation.~~

~~“NYLIAC Alternate Rate” for any Fixed Period for any Funding Tranche funded by the NYLIAC Purchaser Group means an interest rate per annum equal to the NYLIAC Spread above the Eurodollar Rate for such Fixed Period; provided, however, that in the case of:~~

~~(i) any Fixed Period existing on or after the first day on which NYLIAC, in its capacity as Managing Agent for the NYLIAC Purchaser Group, shall have determined that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for the NYLIAC Purchaser Group to fund any Funding Tranche based on the Eurodollar Rate (and NYLIAC shall not have subsequently determined that such circumstances no longer exist),~~

~~(ii) any Fixed Period of one to (and including) 13 days,~~

~~(iii) any Fixed Period relating to a Funding Tranche which is less than $1,000,000, or~~

~~(iv) any Fixed Period with respect to which the Alternate Rate, for any reason, becomes applicable on notice to the Administrative Agent of less than three Business Days,~~

~~the “NYLIAC Alternate Rate” for each such Fixed Period shall be an interest rate per annum equal to the Corporate Base Rate in effect on each day of such Fixed Period. The “NYLIAC Alternate Rate” for any day on or after the occurrence of an Early Redemption Event shall be an interest rate equal to 3.25% per annum above the Corporate Base Rate in effect on such day.~~

~~“NYLIAC Purchaser Group” means NYLIAC, in its capacity as a Committed Purchaser hereunder and each permitted assignee thereof.~~

~~“NYLIAC Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by NYLIAC.~~

~~“NY Life” means New York Life Insurance Company.~~

~~“NY Life Alternate Rate” for any Fixed Period for any Funding Tranche funded by the NY Life Purchaser Group means an interest rate per annum equal to the NY Life Spread above the Eurodollar Rate for such Fixed Period; provided, however, that in the case of:~~

~~(i) any Fixed Period existing on or after the first day on which NY Life, in its capacity as Managing Agent for the NY Life Purchaser Group, shall have determined that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for the NY Life Purchaser Group to fund any Funding Tranche based on the Eurodollar Rate (and NY Life shall not have subsequently determined that such circumstances no longer exist),~~

~~(ii) any Fixed Period of one to (and including) 13 days,~~

~~(iii) any Fixed Period relating to a Funding Tranche which is less than $1,000,000, or~~

~~(iv) any Fixed Period with respect to which the Alternate Rate, for any reason, becomes applicable on notice to the Administrative Agent of less than three Business Days,~~

~~the “NY Life Alternate Rate” for each such Fixed Period shall be an interest rate per annum equal to the Corporate Base Rate in effect on each day of such Fixed Period. The “NY Life Alternate Rate” for any day on or after the occurrence of an Early Redemption Event shall be an interest rate equal to 3.25% per annum above the Corporate Base Rate in effect on such day.~~

~~“NY Life Purchaser Group” means NY Life, in its capacity as a Committed Purchaser hereunder and each permitted assignee thereof.~~

~~“NY Life Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by NY Life.~~

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Official Body” means, with respect to any Person, any government or political subdivision having authority or jurisdiction over such Person or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator having authority or jurisdiction over such Person, including, for the avoidance of doubt, any Governmental Authority, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of accounting principles applicable to such Person.

“Optional Extension Date” means the date that is sixty (60) days prior to the Scheduled Purchase Expiration Date; provided, however, that if the Optional Extension Date would otherwise fall on a day that is not a Business Day, the Optional Extension Date shall be the Business Day immediately preceding such date.

“Original Scheduled Purchase Expiration Date” has the meaning specified in Section 2.04 of this Agreement.

“Participant” has the meaning specified in Section 11.04(c) of this Agreement.

“PATRIOT Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Pre-Adjustment Successor Rate” has the meaning specified in Section 2.06(d).

“Program Rate” has the meaning specified in the Fee Letter.

“Program Support Agreement” means and includes, with respect to a Conduit Purchaser, the Asset Purchase Agreement and any other agreement entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of such Conduit Purchaser, the issuance of one or more surety bonds for which a Conduit Purchaser is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by a Conduit Purchaser to any Program Support Provider of any interest in the Series 2012-VFN Note (or portions thereof) and/or the making of loans and/or other extensions of credit to a Conduit Purchaser in connection with such Conduit Purchaser’s securitization program, together with any letter of credit, surety bond or other instrument issued thereunder (but excluding any discretionary advance facility provided by the Administrative Agent or a Managing Agent).

“Program Support Provider” means and includes, with respect to a Conduit Purchaser, any Liquidity Purchaser and any other or additional Person (other than any customer of a Conduit Purchaser) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, a Conduit Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with a Conduit Purchaser’s securitization program.

“Protocol” has the meaning set forth in Section 11.13.

“Purchase Expiration Date” means the earlier of (i) the Scheduled Purchase Expiration Date and (ii) the date on which the Early Redemption Period commences.

“Purchaser” means a Conduit Purchaser or a Committed Purchaser.

“Purchaser Group” means each of the ~~NY Life Purchaser Group, the NYLIAC Purchaser Group, the CS Purchaser Group and the~~ Bank of America Purchaser Group and each Managing Agent and its related Committed Purchaser(s) and related Conduit Purchaser(s), if any.

“Purchaser Percentage” means, with respect to any Committed Purchaser, the quotient, expressed as a percentage, of (a) such Committed Purchaser’s Commitment divided by (b) the sum of the Commitments of all Committed Purchasers.

“QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.

“QFC Stay Terms” has the meaning set forth in Section 11.13.

“Qualifying Term ABS Transaction” means a term securitization providing for the issuance by the Issuing Entity of notes backed by the Collateral of at least $200,000,000.

“Related Adjustment” means, in determining any LIBOR Successor Rate, the first relevant available alternative set forth in the order below that can be determined by the Administrative Agent applicable to such LIBOR Successor Rate:

(A) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the relevant Pre-Adjustment Successor Rate (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto) and which adjustment or method (x) is published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion or (y) solely with respect to Term SOFR, if not currently published, which was previously so recommended for Term SOFR and published on an information service acceptable to the Administrative Agent; or

(B) the spread adjustment that would apply (or has previously been applied) to the fallback rate for a derivative transaction referencing the ISDA Definitions (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto).

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York ~~or any successor thereto~~ for the purpose of recommending a benchmark rate to replace LIBOR in agreements similar to this Agreement.

~~“Required Non-Delayed Funding Amount” shall mean, with respect to a Designated Delay Funding Purchaser and a proposed Incremental Funding Date, an amount equal to the excess, if any, of (a) an amount equal to 20% of such Designated Delay Funding Purchaser’s Commitment as of such proposed Incremental Funding Date over (b) the sum, with respect to such Designated Delay Funding Purchaser, of all Designated Delayed Funding Amounts funded by such Designated Delay Funding Purchaser on the Incremental Funding Dates for such Designated Delayed Funding Amounts during the thirty-five (35) day period ending on such proposed Incremental Funding Date.~~

“RIC” means a special purpose company, other than a Conduit Purchaser, which (i) is administered by a Managing Agent or an Affiliate thereof and (ii) directly or indirectly issues commercial paper notes to finance its investments in financial assets.

~~“Risk Retention Requirements” shall mean (i) Articles 404-410 of the CRR, as supplemented by Commission Delegated Regulation (EU) No 625/2014 of 13 March 2014 and Commission Implementing Regulation (EU) No 602/2014 of 4 June 2014; (ii) any guidelines or related documents published in relation thereto from time to time by the European Banking Authority (or successor agency or authority) and adopted by the European Commission; and (iii) to the extent informing the interpretation of clauses (i) and (ii) above, the guidelines and related documents previously published in relation to the preceding risk retention legislation by the European Banking Authority (and/or its predecessor, the Committee of European Banking Supervisors) which as at the date hereof continue to apply to the CRR.~~

“Rule 17g-5” means Rule 17g-5 under the Securities Exchange Act.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“Scheduled Purchase Expiration Date” means ~~May 7, 2021,~~April 15, 2022, as such date may from time to time be modified in accordance with Section 2.04 hereof. For the avoidance of doubt, prior to the 1995 Trust Termination Date, to the extent such date is modified in accordance with Section 2.04 hereof, the modified date shall be on a Distribution Date.

“Scheduled Unavailability Date” has the meaning set forth in Section 2.06(d).

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Series 2010-VFN Note Purchase Agreement” means the Note Purchase Agreement, dated as of April 16, 2010, among the Transferor, the Servicer and the Series 2010-VFN Parties, as amended, restated, supplemented or otherwise modified.

“Series 2010-VFN Notes” means the Navistar Financial Dealer Note Master Owner Trust Floating Rate Dealer Note Asset Backed Notes, Series 2010-VFN in the maximum aggregate principal amount of $500,000,000 issued by Navistar Financial Dealer Note Master Owner Trust pursuant to the 2004 Indenture and the Series 2010-VFN Indenture Supplement, dated as of April 16, 2010, between Navistar Financial Dealer Note Master Owner Trust and The Bank of New York Mellon, as indenture trustee.

“Series 2010-VFN Parties” means Bank of America and BNS, each as managing agent and committed purchaser under the Series 2010-VFN Note Purchase Agreement, Liberty Street Funding Corporation, as conduit purchaser under the Series 2010-VFN Note Purchase Agreement, and Bank of America, as administrative agent under the Series 2010-VFN Note Purchase Agreement.

“Series 2010–VFN Supplement” means the Series 2010-VFN Indenture Supplement, dated as of April 16, 2010, between the Issuing Entity and The Bank of New York Mellon, as indenture trustee, as amended, restated, supplemented or otherwise modified.

“Series 2012-VFN Monthly Interest” means, with respect to any Distribution Date, the sum of:

(A)

the sum of (i) for each Conduit Purchaser, the summation of the amount of interest accrued during the related Due Period on each Funding Tranche funded by such Conduit Purchaser at such Conduit Purchaser’s CP Rate, determined by multiplying (a) the applicable Tranche Rate times (b) the Weighted Average Funded Amount for such Funding Tranche times (c) the applicable Day Count Fraction and (ii) any Series 2012-VFN Monthly Interest calculated in accordance with clause (A)(i) above due but not paid with respect to the prior Due Period, plus interest on such unpaid amount calculated as the product of (x) the weighted average Tranche Rate for all Funding Tranches funded at the CP Rate by such Conduit Purchaser during the most recent Due Period, times (y) the amount of such unpaid Series 2012-VFN Monthly Interest, times (z) the applicable Day Count Fraction, plus

(B)

the sum of (i) the summation of the amount of interest accrued during the related Fixed Period on each Funding Tranche not funded at the CP Rate, determined by multiplying (a) the applicable Tranche Rate times (b) the Weighted Average Funded Amount for such Funding Tranche times (c) the applicable Day Count Fraction and (ii) any Series 2012-VFN Monthly Interest calculated in accordance with clause (B)(i) above due but not paid with respect to the prior Fixed Period, plus interest on such unpaid amount calculated as the product of (x) the weighted average Tranche Rate for all Funding Tranches not funded at the CP Rate during the most recent Fixed Period, times (y) the amount of such unpaid Series 2012-VFN Monthly Interest, times (z) the applicable Day Count Fraction, plus

(C)

on any Distribution Date on which the Funded Amount of the Series 2012-VFN Notes is reduced to zero, any amounts which accrue in clause (A) above from (and excluding) the last day of the related Due Period through (and excluding) such Distribution Date.

“Series 2012-VFN Notes” means the Navistar Financial Dealer Note Master Owner Trust II Floating Rate Dealer Note Asset Backed Notes, Series 2012-VFN issued by the Issuing Entity pursuant to the Indenture and the Indenture Supplement.

“Series Documents” means the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, the 1995 Pooling and Servicing Agreement (prior to the 1995 Trust Termination Date), the Collateral Supplement (prior to the 1995 Trust Termination Date), the Master Revolving Credit Agreement, the Purchase Agreement, the 1995 Purchase Agreement (prior to the 1995 Trust Termination Date) and this Agreement.

“SOFR” with respect to any ~~day~~Business Day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day and, in each case, that has been selected or recommended by the Relevant Governmental Body.

~~“SOFR-Based Rate” means SOFR or Term SOFR.~~

“Step-Down Commitments” is defined in Section 2.05(b) of this Agreement.

“Term SOFR” means the forward-looking term rate for any period that is approximately (as reasonably determined by the Administrative Agent ~~and~~in consultation with the Transferor) as long as any Fixed Period set forth in the clause (b)(ii) of the definition of “Fixed Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion.

“Third Party Claim” has the meaning specified in Section 9.02 hereof.

“Tranche Rate” means for any Fixed Period, with respect to any Funding Tranche, a per annum rate equal to the sum of (i) the applicable Funding Rate of the applicable Purchaser for such Fixed Period plus (ii) if such Funding Tranche is funded at the CP Rate, the weighted average of the applicable Program Rates applicable to such Fixed Period.

“Transferor Losses” has the meaning specified in Section 9.01(a) hereof.

“Weighted Average Funded Amount” means, with respect to any Funding Tranche for any Fixed Period, the quotient of (i) the summation of the portion of the Funded Amount allocated to such Funding Tranche determined as of each day in such Fixed Period, divided by (ii) the number of days in such Fixed Period.

SECTION 1.02. Other Definitional Provisions. (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

(c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, the Schedules and Exhibits in or to this Agreement unless otherwise specified.

ARTICLE II

PURCHASE AND SALE

SECTION 2.01. Purchase and Sale of the Series 2012-VFN Note. On the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants, representations, warranties and agreements herein set forth, the Transferor is willing to sell to each Managing Agent, on behalf of the Purchasers in its respective Purchaser Group, and each Managing Agent, on behalf of the Purchasers in its respective Purchaser Group, has elected to purchase the Series 2012-VFN Notes with an aggregate maximum principal amount equal to the Maximum Funded Amount.

SECTION 2.02. ~~Delayed Funding.~~[Reserved].

~~(a) Any Designated Delay Funding Purchaser (or its related Managing Agent) may, after the Transferor delivers a Notice of Incremental Funding pursuant to Section 2.03(a), deliver a written notice (a “Delayed Funding Notice”, and the date of such delivery, the “Delayed Funding Notice Date”) not later than 3:00 p.m., New York City time, on the date that is two (2) Business Days prior to the proposed Incremental Funding Date; provided that notwithstanding anything to the contrary contained in this Agreement, upon receipt of a Delayed Funding Notice, the remaining Designated Delayed Funding Purchasers (or their related Managing Agents) shall~~

~~have until 12:00 p.m. New York City time on the following Business Day to deliver a Delayed Funding Notice for their respective Purchaser Groups. Each Delayed Funding Notice shall be delivered to the Transferor, with copies to the Servicer, the Administrative Agent and the Managing Agents for all other Purchaser Groups. Each Delayed Funding Notice shall indicate (A) the portion of the related Designated Delay Funding Purchaser’s share of the Incremental Funded Amount requested in such Notice of Incremental Funding which will be subject to delayed purchase (such amount, the “Designated Delayed Funding Amount”), (B) such Designated Delay Funding Purchaser’s Required Non-Delayed Funding Amount as of the proposed Incremental Funding Date and (C) if such Designated Delayed Funding Amount is greater than such Required Non-Delayed Funding Amount, specifying the portion, if any, of such excess (the “Delayed Amount” with respect to such Designated Delay Funding Purchaser and the related Incremental Funding Date) that it is electing to advance on a date (the date of such advance, the “Delayed Funding Date”) that is on or before the thirty-fifth (35th) day (or if such day is not a Business Day, then on the next succeeding Business Day) following the date of such Notice of Incremental Funding rather than on the proposed Incremental Funding Date. A Designated Delay Funding Purchaser that delivers a Delayed Funding Notice specifying a Delayed Amount with respect to any Incremental Funding Date shall be referred to herein as a “Delaying Purchaser” with respect to such Incremental Funding Date, and any Purchaser Group containing a Delaying Purchaser shall be referred to as a “Delaying Purchaser Group” with respect to such Incremental Funding Date. By delivery of a Delayed Funding Notice, a Designated Delay Funding Purchaser shall be deemed to represent and warrant that the certifications previously provided to the Transferor by such Designated Delay Funding Purchaser (or its related Managing Agent) are true as of the Delayed Funding Notice Date.~~

~~(b) If there are one or more Delaying Purchasers or Delaying Purchaser Groups with respect to a Incremental Funding Date, the Servicer on behalf of the Transferor may, by no later than 4:00 p.m., New York City time, on the Business Day preceding such Incremental Funding Date, request each Committed Purchaser that is not a Delaying Purchaser with respect to such Incremental Funding Date (each, a “Non-Delaying Committed Purchaser”) and each Managing Agent (on behalf of the related Purchasers) for each Purchaser Group that is not a Delaying Purchaser Group with respect to such Incremental Funding Date (each, a “Non-Delaying Purchaser Group”) to purchase an additional portion of the Incremental Funded Amount requested on such Incremental Funding Date that is equal to such Non-Delaying Committed Purchaser’s or such Non-Delaying Purchaser Group’s, as applicable, proportionate share (based upon their respective Commitments relative to the sum of the respective Commitments of all Non-Delaying Committed Purchasers and all Non-Delaying Purchaser Groups with respect to such Incremental Funding Date) of the aggregate Delayed Amounts with respect to such Incremental Funding Date (each such Non-Delaying Committed Purchaser’s or Non-Delaying Purchaser Group’s additional portion of the related Incremental Funded Amount, the “Additional Increase Amount”). Subject to the fulfillment of the conditions set forth in Section 2.03 (determined in all cases as if the Delaying Purchasers and/or Delaying Purchaser Groups with respect to such Incremental Funding Date were purchasing their respective, aggregate Delayed Amounts with respect to such Incremental Funding Date on such date), (i) in the case of a Non-Delaying Committed Purchaser, such Non-Delaying Committed Purchaser shall purchase the related Additional Increase Amount on the related Incremental Funding Date, and (ii) in the case of a Non-Delaying Purchaser Group, the Conduit Purchaser(s) in such Non-Delaying Purchaser Group may purchase the related Additional Increase Amount on the related Incremental Funding Date or, if any such Conduit Purchaser(s) fails to purchase all or any portion of the related Additional Increase Amount on the related Incremental Funding Date, each Committed Purchaser in such Non-Delaying Purchaser Group shall purchase all or the remaining portion, as applicable, of the related Additional Increase Amount on the related Incremental Funding Date, in each case, subject to and in accordance with Section 2.03.~~

~~(c) If the additional amounts required to be purchased by the Non-Delaying Committed Purchasers and the Non-Delaying Purchaser Groups under Section 2.02(b) are not sufficient to provide the aggregate amount requested by the Transferor in the related Notice of Incremental Funding, the Transferor may, at its option, elect to reduce the requested Incremental Funded Amount by that portion of the requested amount which will not be purchased by the Non-Delaying Committed Purchasers and the Non-Delaying Purchaser Groups as Additional Increase Amounts by delivery to the Delaying Purchasers, the Non-Delaying Committed Purchasers and their respective Managing Agents of an updated Notice of Incremental Funding. If the Transferor reduces the requested Incremental Funded Amount by delivering an updated Notice of Incremental Funding, subject to the fulfillment of the applicable conditions set forth in Section 2.03, the Non-Delaying Committed Purchasers and the Non-Delaying Purchaser Groups shall purchase the related Additional Increase Amounts (in all cases as recalculated following the delivery of the updated Notice of Incremental Funding) in the manner set forth under Section 2.02(b) on the Business Day following the delivery of such updated Notice of Incremental Funding. If the Transferor reduces the requested Incremental Funded Amount in an updated Notice of Incremental Funding, each Delaying Purchaser with respect to the related Incremental Funding Date shall automatically have (A) its related Designated Delayed Funding Amount decreased by the same percentage that the Incremental Funded Amount is decreased between the original Notice of Incremental Funding and the updated Notice of Incremental Funding and (B) its related Delayed Amount decreased to equal the amount, if any, by which such revised Designated Delayed Funding Amount is greater than such Designated Delay Funding Purchaser’s Required Non-Delayed Funding Amount with respect to such Incremental Funding Date. If the Transferor does not elect to reduce the requested Incremental Funded Amount by an amount such that the additional amounts required to be purchased by the Non-Delaying Committed Purchasers and the Non-Delaying Purchaser Groups under Section 2.02(b) are sufficient to provide the aggregate amount requested by the Transferor in the related Notice of Incremental Funding, then the excess of the Delayed Amounts with respect to the related Incremental Funding Date over the aggregate Additional Increase Amounts with respect to the related Incremental Funding Date will be treated as Delayed Funding Shortfall Amounts that will be subject to funding by the related Delaying Committed Purchasers or Delaying Purchaser Groups, as applicable, on the related Delayed Funding Date in the manner set forth in Section 2.02(d) below.~~

~~(d) Each Delaying Committed Purchaser and each Conduit Purchaser in a Delaying Purchaser Group with respect to a Incremental Funding Date agrees by delivering a Delayed Funding Notice specifying a Delayed Amount that, (i) if the conditions to purchase the Incremental Funded Amount requested on such Incremental Funding Date described in Section 2.03 were satisfied with respect to such Incremental Funding Date there shall be no other conditions whatsoever to its obligation to fund the Delayed Funding Reimbursement Amount with respect to such Delayed Amount on the related Delayed Funding Date and (ii) if the conditions to purchase the Incremental Funded Amount requested on such Incremental Funding Date described in Section 2.03 were satisfied with respect to such Incremental Funding Date and~~

~~the conditions described in Section 2.02(h) are satisfied on the related Delayed Funding Date, there shall be no other conditions whatsoever to its obligation to fund the Delayed Funding Shortfall Amount with respect to such Delayed Amount on the related Delayed Funding Date, in all cases described in clauses (i) and (ii) of this Section 2.02(d) irrespective of whether the Scheduled Purchase Expiration Date for such Committed Purchaser shall have occurred or the Commitments shall have been terminated or deemed terminated prior to such Delayed Funding Date. In the case of a Delaying Purchaser Group, the Conduit Purchaser(s) in such Delaying Purchaser Group may purchase the related Additional Increase Amount on the related Delayed Funding Date or, if any such Conduit Purchaser(s) fails to purchase all or any portion of the related Delayed Amount on the related Delayed Funding Date, each Delaying Committed Purchaser in such Delaying Purchaser Group shall purchase all or the remaining portion, as applicable, of the related Delayed Amount on the related Delayed Funding Date, in each case, in accordance with Section 2.03. Notwithstanding any provision hereof to the contrary, the Transferor may at any time prior to the Delayed Funding Date revoke by written notice to the applicable Delaying Purchaser Group any Notice of Incremental Funding with respect to all or any portion of a Delayed Amount constituting a Delayed Funding Shortfall Amount and the related Delaying Committed Purchaser or Delaying Purchaser Group will not be entitled to any indemnification by the Transferor due solely to such revocation or reduction. On each Delayed Funding Date, the related Delaying Purchaser shall advance (A) the Delayed Funding Reimbursement Amount with respect to the related Delayed Amount by paying such amount in immediately available funds to the Managing Agent for each Non-Delaying Committed Purchaser and each Non-Delaying Purchaser Group, pro rata, based on the relative amount advanced by such Non-Delaying Committed Purchaser or such Non-Delaying Purchaser Group in respect of such Delayed Amount pursuant to Section 2.02(b) and as set forth in a flow of funds agreed to by the Servicer and the Administrative Agent and (B) the Delayed Funding Shortfall Amount with respect to such Delayed Amount by paying such amount in immediately available funds to the account specified in the Notice of Incremental Funding; provided that no advance of the Delayed Funding Shortfall Amount shall be made until the Delayed Funding Reimbursement Amount has been paid in full.~~

~~(e) The Transferor shall have the right after the receipt of a Delayed Funding Notice from a Delaying Committed Purchaser or a Delaying Purchaser Group with respect to any Incremental Funding Date, by written notice to such Delaying Committed Purchaser or Delaying Purchaser Group delivered prior to the applicable Delayed Funding Date, to terminate the Commitment of such Delaying Committed Purchaser or of the Conduit Purchaser(s) in such Delaying Purchaser Group and in the event of such termination, the Issuing Entity shall, at the Transferor’s option, either (i) prepay in full the Purchaser Percentage of the Funded Amount of such Delaying Committed Purchaser or of such Delaying Purchaser Group on or prior to such Delayed Funding Date, or (ii) elect to treat the Purchasers in the Delaying Purchaser Group as Non-Extending Purchasers for all purposes of this Agreement and the other Transaction Documents as of the related Delayed Funding Date and, beginning on the first Distribution Date following the Delayed Funding Date, repay the portion of the Funded Amount owing to such Delaying Purchaser Group pursuant to, and in accordance with, the Indenture Supplement; provided, however, that the failure of the Transferor to exercise such right with respect to any Delaying Purchaser Group shall not impair or otherwise affect the right of the Transferor to exercise such option with respect to any subsequent Delayed Funding Notice from such Delaying Purchaser Group.~~

~~(f) Any prepayment of the Purchaser Percentage of the Funded Amount of a Purchaser Group pursuant to Section 2.02(e)(i) above may be made by the Issuing Entity on a non-pro rata basis with respect to other Purchaser Groups. Notwithstanding anything to the contrary contained in Section 2.02(d), any Delaying Committed Purchaser or Delaying Purchaser Group that the Transferor has elected to prepay in full pursuant to Section 2.02(e) shall have no obligation to fund any further amounts hereunder.~~

~~(g) If the Transferor elects to treat the Purchasers in a Delaying Purchaser Group as Non-Extending Purchasers pursuant to Section 2.02(e)(ii) above, then (i) such Delayed Funding Date shall be deemed to be the Scheduled Purchase Expiration Date for such Delaying Purchasers and (ii) such Delaying Purchasers shall continue to be obligated to fund any amount required under Section 2.02(d) on the related Delayed Funding Date.~~

~~(h) The advance of a Delayed Funding Shortfall Amount on a Delayed Funding Date is subject to the condition precedent (and each advance of a Delayed Funding Shortfall Amount on a Delayed Funding Date shall constitute the Transferor’s representation and warranty that such condition precedent is satisfied as of the related Delayed Funding Date) that no Insolvency Event with respect to the Transferor or the Servicer shall have occurred as of such Delayed Funding Date.~~

SECTION 2.03. Incremental Fundings. (a) Subject to the terms and conditions of this Agreement and the Indenture Supplement, from time to time prior to the Purchase Expiration Date upon receipt by the Administrative Agent (with a copy to each Managing Agent) of a Notice of Incremental Funding, (i) each Managing Agent, on behalf of the Conduit Purchaser in its Purchaser Group, and in the sole and absolute discretion of each such Conduit Purchaser, may make Incremental Fundings and (ii) if a Conduit Purchaser elects not to make an Incremental Funding, each Committed Purchaser in such Conduit Purchaser’s Purchaser Group severally agrees to make its respective Purchaser Percentages of such Incremental Funding; provided, that no Committed Purchaser shall be required to make a portion of any Incremental Funding if, after giving effect thereto, (A) its Funded Amount hereunder would exceed its Commitment or (B) its Funded Amount hereunder plus the aggregate funding made by such Committed Purchaser as a Liquidity Purchaser under its Asset Purchase Agreement would exceed its Commitment.

(b) Each Incremental Funding hereunder, including the Incremental Funding to occur on the Closing Date, shall be subject to the further conditions precedent that:

(i) The Administrative Agent (with a copy to each Managing Agent) will have received copies of all settlement statements and all reports required to be delivered by the Servicer pursuant to Section 3.14 of the Indenture Supplement;

(ii) Each of the representations and warranties of the Issuing Entity, the Transferor and the Servicer made in the Series Documents shall be true and correct in all material respects as of the applicable Incremental Funding Date (except to the extent they expressly relate to an earlier or later time);

(iii) The Transferor, the Servicer, the Master Trust (prior to the 1995 Trust Termination Date) and the Issuing Entity shall be in compliance in all material respects with all of their respective covenants contained in the Series Documents;

(iv) No Early Redemption Event shall have occurred and be continuing;

(v) The Series 2012-VFN Overcollateralization Amount shall be at least equal to the Series 2012-VFN Target Overcollateralization Amount (calculated on a pro forma basis after giving effect to such Incremental Funding);

(vi) The Seller’s Interest shall be at least equal to the Minimum Seller’s Interest (after giving effect to such Incremental Funding);

(vii) At least three Business Days prior to the Incremental Funding Date (excluding the Closing Date), the Administrative Agent (with a copy to each Managing Agent) shall have received a completed Notice of Incremental Funding;

(viii) The amount on deposit in the Series 2012-VFN Spread Account shall be at least equal to the Spread Account Required Amount; and

(ix) The available commitments of the Liquidity Purchasers under their Asset Purchase Agreement and the credit and/or liquidity coverage committed under the program-wide credit and/or liquidity facilities for the commercial paper program of each Conduit Purchaser shall be in the amounts required to maintain the then-current ratings of such Conduit Purchaser’s CP Notes.

(c) Each Incremental Funding shall be requested in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof; provided, that an Incremental Funding may be requested in the entire remaining Maximum Funded Amount (even if such amount is less than $5,000,000).

(d) The purchase price of each Incremental Funding shall be equal to 100% of the allocation of the related Incremental Funded Amount, and shall be paid not later than 1:00 p.m. New York City time on the Incremental Funding Date by wire transfer of immediately available funds to the following account: Bank Name: Citibank, N.A.; ABA #: 021-000-089; Account #: 3617-2242; FFC Account Name: NAVMOT II Excess Funding Account; FFC Account #: 110663.

(e) Subject to the other provisions of this Agreement, Incremental Funded Amounts shall be allocated among the Purchaser Groups on a pro rata basis. Notwithstanding the foregoing, (i) if there is one or more Extending Purchaser Groups with respect to an Original Scheduled Purchase Expiration Date, Incremental Funded Amounts requested to be funded on such Original Scheduled Purchase Expiration Date shall be allocated among such Extending Purchaser Groups based on their respective Extending Purchaser Group Percentages and, notwithstanding Section 3.04(b) of the Indenture Supplement, proceeds of such Incremental Funded Amount may, at the direction of the Transferor, be applied to pay the Outstanding Principal Amount of any Non-Extending Purchaser Group’s Variable Funding Note, and (ii) any Incremental Funded Amount requested to be funded on the Commitment Step-Down Date shall be allocated among the Purchaser Groups as necessary to cause (in conjunction with any prepayment to be made on the Commitment Step-Down Date) the Funded Amount to be allocated among the Purchaser Groups pro rata in accordance with the Step-Down Commitments and, notwithstanding Section 3.04(b) of the Indenture Supplement, proceeds of such Incremental Funded Amount may, at the direction of the Transferor, be applied to pay the Outstanding Principal Amount of any Purchaser Group’s Variable Funding Note to the extent necessary to cause (in conjunction with the allocation of such Incremental Funded Amount and with any prepayment to be made on the Commitment Step-Down Date) the Funded Amount to be allocated among the Purchaser Groups pro rata in accordance with the Step-Down Commitments.

(f) Defaulting Committed Purchaser. If, by 2:00 p.m. (New York City time), one or more Committed Purchasers (each, a “Defaulting Committed Purchaser”, and each Committed Purchaser other than any Defaulting Committed Purchaser being referred to as a “Non-Defaulting Committed Purchaser”) fails to deposit its pro rata share of any Incremental Funded Amount into the Transferor’s account pursuant to Section 2.03(d) (the aggregate amount not so made available as the Incremental Funding Date being herein called in either case the “Investment Deficit”), then the related Managing Agent for each Non-Defaulting Committed Purchaser shall, by no later than 2:30 p.m. (New York City time) on the applicable Incremental Funding Date, instruct each Non-Defaulting Committed Purchaser in its Purchaser Group to pay, by no later than 3:00 p.m. (New York City time), in immediately available funds, to the Transferor’s account, an amount equal to the lesser of (i) such Non-Defaulting Committed Purchaser’s proportionate share (based upon the relative Purchaser Percentage of the Non-Defaulting Committed Purchasers) of the Investment Deficit and (ii) its unused Commitment. A Defaulting Committed Purchaser shall forthwith, upon demand, pay to its Managing Agent for the ratable benefit of the Non-Defaulting Committed Purchasers all amounts paid by each such Non-Defaulting Committed Purchaser on behalf of such Defaulting Committed Purchaser, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Committed Purchaser until the date such Non-Defaulting Committed Purchaser has been paid such amounts in full, at a rate per annum equal to the sum of the Alternate Rate, plus 2.00% per annum.

SECTION 2.04. Extension of Scheduled Purchase Expiration Date.

(a) If the Transferor wishes to extend the Scheduled Purchase Expiration Date in effect at any time (the “Original Scheduled Purchase Expiration Date”), it may so request in writing to all Managing Agents no fewer than 30 days and no more than 90 days prior to each Optional Extension Date; provided that no requested extension shall extend the Scheduled Purchase Expiration Date to a date later than 364 days following such Optional Extension Date and, prior to the 1995 Trust Termination Date, any proposed extended Scheduled Purchase Expiration Date shall be a Distribution Date. Each Managing Agent will promptly forward such request to each Purchaser in its Purchaser Group. By no later than the Optional Extension Date (i) each Committed Purchaser will advise the Managing Agent for its Purchaser Group whether it has determined, in its sole discretion, to extend the Scheduled Purchase Expiration Date and (ii) each Managing Agent will so advise the Transferor; provided that, in the case of any Committed Purchaser whose Purchaser Group includes one or more Conduit Purchasers, no Optional Extension shall be effective unless the available commitments of the Liquidity Purchasers under each Asset Purchase Agreement and the credit and/or liquidity coverage committed under the program-wide credit and/or liquidity facilities for the commercial paper program of each Conduit

Purchaser in such Committed Purchaser’s Purchaser Group will continue to be in effect after such extension in the aggregate amounts, and for the period of the time, necessary to maintain the then-current ratings of each such Conduit Purchaser’s CP Notes. A failure on the part of a Committed Purchaser to reply to the related Managing Agent or failure by a Managing Agent to reply to the Transferor, by the Optional Extension Date shall be construed as a denial of the requested extension. In the event that a Committed Purchaser does not agree to an extension by the Optional Extension Date (each such Purchaser Group, a “Non-Extending Purchaser Group”), such Committed Purchaser’s Commitment shall be reduced to zero on the Original Scheduled Purchase Expiration Date, the Original Scheduled Purchase Expiration Date shall remain the Legal Final Maturity Date of its Purchaser Group’s Variable Funding Note and the Series 2012-VFN Outstanding Principal Amount of such Variable Funding Note shall be due in full on the Original Scheduled Purchase Expiration Date. For each Purchaser Group that has agreed to extend the Scheduled Purchase Expiration Date (each such Purchaser Group, an “Extending Purchaser Group”), the Legal Final Maturity Date of such Purchaser Group’s Variable Funding Notes shall be the Scheduled Purchase Expiration Date, as so extended; provided, however, if on the Original Scheduled Purchase Expiration Date, an Early Redemption Event has occurred or would occur as a result of the failure to pay the Outstanding Principal Amount of the Non-Extending Purchaser Group’s Variable Funding Note in full, the Commitment of each Committed Purchaser shall be reduced to zero on the Original Scheduled Purchase Expiration Date and the Legal Final Maturity Date will be accelerated for all Variable Funding Notes. Notwithstanding Section 3.04 of the Indenture Supplement, on the Original Scheduled Purchase Expiration Date for any Non-Extending Purchaser Group, principal may be paid to the Noteholders in any Non-Extending Purchaser Groups on a pro rata basis until the Outstanding Principal Amount of each Non-Extending Purchaser Group’s Variable Funding Note has been paid in full and principal need not be paid to the Noteholders in other Extending Purchaser Groups on a pro rata basis provided that no Early Redemption Event has occurred or would occur as a result of failure to pay the Outstanding Principal Amount of any Non-Extending Purchaser Group’s Variable Funding Note in full on the Original Scheduled Purchase Expiration Date.

(b) If, after any Optional Extension Date, the Managing Agent for a Non-Extending Purchaser Group notifies the Transferor that each Committed Purchaser in such Non-Extending Purchaser Group is willing to extend the Original Scheduled Purchase Expiration Date, the Transferor and such Non-Extending Purchaser Group may agree to extend such Scheduled Purchase Expiration Date to the then-current Scheduled Purchase Expiration Date.

SECTION 2.05. Reduction of Maximum Funded Amount.

(a) The Transferor may reduce in whole or in part the Maximum Funded Amount (but not below the Series 2012-VFN Outstanding Principal Amount) by giving the Administrative Agent (with a copy to each Managing Agent) written notice thereof at least five Business Days before such reduction is to take place; provided, however, that any partial reduction shall be in an aggregate amount of $10,000,000, or any integral multiples of $5,000,000 in excess thereof. Any such reduction in the Maximum Funded Amount shall be permanent and shall be allocated between the Purchaser Groups on a pro rata basis.

(b) [Reserved]

SECTION 2.06. Calculation of Series 2012-VFN Monthly Interest. (a) On or before the second Business Day after the end of each Due Period, each Managing Agent shall calculate, for the related Distribution Date, the Series 2012-VFN Monthly Interest payable on such Distribution Date with respect to each Funding Tranche related to its Purchaser Group and provide such calculation to the Administrative Agent who shall provide such calculation to the Servicer in writing. If any Funding Tranche funded by a Purchaser Group that includes a Conduit Purchaser begins to accrue interest at a Funding Rate other than a CP Rate after the date the Administrative Agent provides the Series 2012-VFN Monthly Interest calculation for any Distribution Date, the applicable Managing Agent shall promptly provide the Administrative Agent a calculation of the interest that will accrue on such Funding Tranche and be included in the definition of “Series 2012-VFN Monthly Interest” for such Distribution Date. The Administrative Agent shall promptly provide such calculation to the Servicer after receipt thereof. The parties acknowledge that the interest calculation set forth in clause (C) of the definition of “Series 2012-VFN Monthly Interest” shall be an estimate. If the estimated accruals exceed the actual accruals, the applicable Managing Agent shall reimburse the Transferor for such excess. If the actual accruals exceed the estimated accruals, the Transferor shall remit such monies to the Administrative Agent for the account of the applicable Purchaser Group.

(b) All amounts payable with respect to the Series 2012-VFN Note hereunder and under the other Series Documents (other than in connection with amounts owing under the Administrative Agent Fee Letter) shall be paid to the respective accounts designated by the Managing Agents in the Fee Letter. Amounts payable to the Administrative Agent under the Administrative Agent Fee Letter shall be paid to the account specified therein.

(c) If (i) any distribution of principal is made with respect to any Funding Tranche other than on the Scheduled Purchase Expiration Date or a Distribution Date during an Early Redemption Period or the last day of a Fixed Period with respect to such Funding Tranche, (ii) the Transferor, or the Servicer acting on behalf of the Transferor, shall not have provided the Administrative Agent with the number of days’ notice specified in the Indenture Supplement for such distribution of principal and (iii) the interest paid by a Purchaser to providers of funds to it to fund that Funding Tranche exceeds returns earned by such Purchaser from the first day through the last day of that Fixed Period factoring in actual returns earned during the Fixed Period and assuming redeployment of such funds in highly rated short-term money market instruments from the date of the principal distribution through the end of the Fixed Period, then, upon written notice (including a detailed calculation of such Breakage Payment) from the Administrative Agent to the Servicer, such Purchaser shall be entitled to receive additional amounts in the amount of such excess (each, a “Breakage Payment”) on the date of such distribution, so long as such written notice is received not later than noon, New York City time, on the first Business Day immediately preceding such distribution.

(d) Notwithstanding anything to the contrary in this Agreement or any other Transaction ~~Document~~Documents , if the Administrative Agent, in consultation with the Transferor, reasonably determines (which determination shall be conclusive absent manifest error), or the Transferor or any Managing Agent notifies the Administrative Agent (with, in the case of ~~such notice by~~ such Managing Agent, a copy to the Transferor) that the Transferor or such Managing Agent (as applicable) has reasonably determined, that:

(i) adequate and reasonable means do not exist for ascertaining LIBOR for any ~~requested~~ Fixed Period hereunder or any other tenors of LIBOR, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) the administrator of ~~LIBOR, or another authorized party on behalf of such administrator,~~the LIBOR Screen Rate or a Governmental Authority having jurisdiction over ~~such administrator or~~ the Administrative Agent or such administrator has made a public statement or publication of information identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans~~, permanently or indefinitely~~, provided that, at the time of such statement, there is no successor administrator that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”)~~,~~; or

(iii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over such administrator has made a public statement announcing that all Fixed Periods and other tenors of LIBOR are no longer representative; or

(iv) ~~(iii)~~ U.S. dollar denominated syndicated loans currently being executed, or that include language similar to that contained in this Section~~,~~ 2.06, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR~~,~~;

then, ~~reasonably promptly after~~in the case of clauses (i)-(iii) above, on a date and time determined by the Administrative Agent (any such date, the “LIBOR Replacement Date”), which date shall be at the end of a Fixed Period or on the relevant interest payment date, as applicable, for interest calculated and shall occur reasonably promptly upon the occurrence of any of the events or circumstances under clauses (i), (ii) or (iii) above and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, LIBOR will be replaced hereunder and under any Transaction Document with, subject to the proviso below, the first available alternative set forth in the order below for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document (the “LIBOR Successor Rate”; and any such rate before giving effect to the Related Adjustment, the “Pre-Adjustment Successor Rate”):

(x)	Term SOFR plus the Related Adjustment; and

(y)	SOFR plus the Related Adjustment;

and in the case of clause (iv) above, the Transferor and Administrative Agent may amend this Agreement solely for the purpose of replacing LIBOR under this Agreement and under any other Transaction Document in accordance with the definition of “LIBOR Successor Rate” and such amendment will become effective at 5:00 p.m., on the fifth Business Day after the Administrative Agent shall have notified all Managing Agents and the Transferor of the occurrence of the circumstances described in clause (iv) above unless, prior to such time, any Managing Agent has delivered to the Administrative Agent written notice that such Managing Agent objects to the implementation of a LIBOR Successor Rate pursuant to such clause;

provided that, if the Administrative Agent determines that Term SOFR has become available, is administratively feasible for the Administrative Agent and would have been identified as the Pre-Adjustment Successor Rate in accordance with the foregoing if it had been so available at the time that the LIBOR Successor Rate then in effect was so identified, and the Administrative Agent notifies the Transferor and each Managing Agent of such availability, then from and after the beginning of the Fixed Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Pre-Adjusted LIBOR Successor Rate shall be Term SOFR and the LIBOR Successor Rate shall be Term SOFR plus the relevant Related Adjustment.

The Administrative Agent will promptly (in one or more notices) notify the Transferor and each Managing Agent of (x) any occurrence of any of the events, periods or circumstances under clauses (i) through (iii) above, (y) a LIBOR Replacement Date and (z) the LIBOR Successor Rate.

Any LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent in consultation with the Transferor.

Notwithstanding anything else herein, if at any time any LIBOR Successor Rate as so determined would otherwise be less than 0.15%, the LIBOR Successor Rate will be deemed to be 0.15% for the purposes of this Agreement and the other Transaction Documents.

In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent, in consultation with the Transferor, will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such LIBOR Successor Conforming Changes to the Transferor and the Managing Agents reasonably promptly after such amendment becomes effective.

If the events or circumstances of the type described in Section 2.06(d)(i)-(iii) have occurred with respect to the LIBOR Successor Rate then in effect, then the successor rate thereto shall be determined in accordance with the definition of “LIBOR Successor Rate.”

(e) Notwithstanding anything to the contrary herein, (i) after any such determination by the Administrative Agent or receipt by the Administrative Agent of any such notice~~, as applicable~~ described under Section 2.06(d)(i)-(iii), as applicable, if the Administrative Agent determines that none of the LIBOR Successor Rates is available on or prior to the LIBOR Replacement Date, (ii) if the events or circumstances described in Section 2.06(d)(iv) have occurred but none of the LIBOR Successor Rates is available, or (iii) if the events or circumstances of the type described in Section 2.06(d)(i)-(iii) have occurred with respect to the LIBOR Successor Rate then in effect and the Administrative Agent determines that none of the LIBOR Successor Rates is available, then in each case, the Administrative Agent and the Transferor may amend this Agreement ~~to replace LIBOR with (x) one or more SOFR-Based Rates or (y)~~solely for the purpose of replacing LIBOR or any then current LIBOR Successor Rate at the end of any Fixed Period, relevant interest payment date or payment period for interest calculated, as applicable, in accordance with this Section 2.06 with another alternate benchmark rate giving due consideration to any evolving or then~~-~~ prevailing market convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any Related Adjustments and any other mathematical or other adjustments to such benchmark giving due consideration to any evolving or then~~-~~ prevailing market convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For ~~(~~the ~~“Adjustment;” and~~avoidance of doubt, any such proposed rate~~, a “~~ and adjustments shall constitute a LIBOR Successor Rate~~”), and, notwithstanding any other provision of this Agreement to the contrary, any~~. Any such amendment shall become effective at 5:00 p.m. ~~(New York time)~~ on the fifth Business Day after the Administrative Agent shall have ~~delivered~~posted such proposed amendment to all Managing Agents and the Transferor unless, prior to such time, any Managing Agent has delivered to the Administrative Agent written notice that such Managing Agent ~~(A) in the case of an amendment to replace LIBOR with a rate described in clause (x), objects to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), objects to such amendment; provided that for the avoidance of doubt, in the case of clause (A), no Managing Agent shall be entitled to object to any SOFR-Based Rate contained in any~~objects to such amendment.

(f) If, at the end of any Fixed Period, relevant interest payment date or payment period for interest calculated, no LIBOR Successor Rate has been ~~approved as described above~~determined in accordance with clauses (d) or (e) of this Section 2.06 and the circumstances under ~~clause~~ clauses (d)(i) or (d)(iii) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Transferor and each Managing Agent. Thereafter, prior to the occurrence of an Early Redemption Event, unless and until a LIBOR Successor Rate has been ~~approved by the parties to this Agreement, the Bank of America Alternate Rate, the NYLIAC Alternate Rate and the NY Life Alternate Rate, as applicable,~~determined in accordance with clauses (d) or (e), the applicable Alternate Rate for any Fixed Period for any Funding Tranche funded by the ~~applicable~~related Purchaser Group shall be the applicable Corporate Base Rate determined pursuant to clause (a) or (b) of the definition of Corporate Base Rate.

~~Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than 0.75% for purposes of this Agreement.~~

~~In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent, with the written consent of the Transferor (such consent not to be unreasonably withheld, delayed or conditioned), will have the right to make LIBOR Successor Rate Conforming Changes from time to time, and absent manifest error, and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement.~~

ARTICLE III

CLOSING

SECTION 3.01. Closing. The closing (the “Closing”) of the transactions described in Section 3.02 hereof shall take place at 10:00 a.m. at the offices of Kirkland & Ellis LLP in Chicago, Illinois on August 29, 2012, or if the conditions to closing set forth in Article IV of this Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the “Closing Date”).

SECTION 3.02. Transactions to be Effected at the Closing. At the Closing, upon the satisfaction of the conditions precedent described in Article IV hereof, the Transferor will deliver the Series 2012-VFN Notes to the Administrative Agent.

SECTION 3.03. Termination of the Series 2010-VFN Notes.

(a) On the Closing Date, the Purchaser Groups shall make an Incremental Funding in an aggregate amount equal to $240,000,000, allocated among the Purchaser Groups on a pro rata basis as follows:

(i) The Bank of America Purchaser Group’s pro rata share of such amount shall be a purchase price equal to $80,000,000. The Transferor hereby directs that, in lieu of being paid to the Transferor, the proceeds of such purchase price be retained by Bank of America, as a managing agent pursuant to the Series 2010-VFN Note Purchase Agreement, in reduction of the funded amount of the Series 2010-VFN Notes. Such proceeds shall be deemed to have been paid by the Bank of America Purchaser Group at the direction of the Transferor for purposes of calculating the related Incremental Funded Amount hereunder.

(ii) The Liberty Street Purchaser Group’s pro rata share of such amount shall be a purchase price equal to $80,000,000. The Transferor hereby directs that, in lieu of being paid to the Transferor, the proceeds of such purchase price be retained by BNS, as a managing agent pursuant to the Series 2010-VFN Note Purchase Agreement, in reduction of the funded amount of the Series 2010-VFN Notes. Such proceeds shall be deemed to have been paid by the Liberty Street Purchaser Group at the direction of the Transferor for purposes of calculating the related Incremental Funded Amount hereunder.

(iii) The CS Purchaser Group’s pro rata share of such amount shall be a purchase price equal to $80,000,000. The Transferor hereby directs that, in lieu of being paid to the Transferor, the proceeds of such purchase price be paid by the CS Purchaser Group, on behalf of the Transferor, in reduction of the funded amount of the Series 2010-VFN Notes as follows: (A) $40,000,000 to Bank of America, as a managing agent pursuant to the Series 2010-VFN Note Purchase Agreement and (B) $40,000,000 to BNS, as a managing agent pursuant to the Series 2010-VFN Note Purchase Agreement.

(b) On the Closing Date, the Transferor shall pay the following amounts:

(i) accrued and unpaid interest, non-use fees and additional amounts to Bank of America, as a managing agent pursuant to the Series 2010-VFN Note Purchase Agreement, in an aggregate amount equal to $156,805.43; and

(ii) accrued and unpaid interest, non-use fees and additional amounts to BNS, as a managing agent pursuant to the Series 2010-VFN Note Purchase Agreement, in an aggregate amount equal to $156,795.08.

(c) On the Closing Date, the payments described in clause (a) above shall reduce the funded amount of the Series 2010-VFN Notes to $0. The Series 2010-VFN Parties hereby agree that no amounts other than those set forth in clauses (a) and (b) above are due and owing to the Series 2010-VFN Parties under the Series 2010-VFN Note Purchase Agreement (and any related fee letters) and the Series 2010-VFN Supplement.

(d) The Transferor hereby requests a reduction in the commitment of each committed purchaser under the Series 2010-VFN Note Purchase Agreement and a corresponding reduction in the maximum funded amount to $0 effective as of the Closing Date, and the Series 2010-VFN Parties hereby consent to such reduction.

(e) Upon the payments described in clauses (a) and (b) above, the Transferor, the Servicer, the Series 2010-VFN Parties and the indenture trustee under the 2004 Indenture hereby agree that the Series 2010-VFN Note Purchase Agreement (and any related fee letters), the Series 2010-VFN Notes and the Series 2010-VFN Supplement shall be terminated and the Series 2010-VFN Parties shall have no further claims on the collateral securing the Series 2010-VFN Notes. Each of the parties hereto hereby waives any notice requirements under the Series Documents, the Series 2010-VFN Supplement and the Series 2010-VFN Note Purchase Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Series 2010-VFN Parties, the Transferor and the Servicer agree and acknowledge that certain provisions contained in the Series 2010-VFN Note Purchase Agreement, as described in Section 11.11 thereof, shall survive the execution, delivery and effectiveness of this Agreement.

ARTICLE IV

CONDITIONS PRECEDENT TO PURCHASE ON THE CLOSING DATE

The effectiveness of this Agreement is subject to the satisfaction of the following conditions (any or all of which may be waived by the Agents in their sole discretion):

SECTION 4.01. Performance by the Transferor, the Servicer, the Master Trust and the Issuing Entity. All the terms, covenants, agreements and conditions of the Series Documents to be complied with and performed by the Transferor, the Servicer, the Master Trust and the Issuing Entity on or before the date hereof shall have been complied with and performed in all material respects.

SECTION 4.02. Representations and Warranties. Each of the representations and warranties of the Transferor and the Servicer made in the Series Documents shall be true and correct in all material respects as of the date hereof (except to the extent they expressly relate to an earlier or later time).

SECTION 4.03. Corporate Documents. The Managing Agents shall have received copies of (a) the (i) Certificate of Incorporation, good standing certificate and By-Laws of NFC, (ii) Board of Directors resolutions of NFC with respect to the Series Documents, and (iii) incumbency certificate of NFC, each certified by appropriate corporate authorities and (b) the (i) Certificate of Incorporation, good standing certificate and By-Laws of the Transferor, (ii) Board of Directors resolutions of the Transferor with respect to the Series Documents, and (iii) incumbency certificate of the Transferor, each certified by appropriate corporate authorities.

SECTION 4.04. Opinions of Counsel to NFC and the Transferor. Counsel to NFC, the Transferor and the Issuing Entity shall have delivered to each Managing Agent opinions, dated as of the Closing Date, reasonably satisfactory in form and substance to the Managing Agents and their counsel, covering such matters as the Managing Agents may reasonably request, and addressed to each Managing Agent.

SECTION 4.05. Opinions of Counsel to the Indenture Trustee and Owner Trustee. Counsel to each of the Indenture Trustee and the Owner Trustee shall have delivered to each Managing Agent opinions, dated as of the Closing Date, reasonably satisfactory in form and substance to the Managing Agents and their counsel, covering such matters as the Managing Agents reasonably request, and addressed to the each Managing Agent.

SECTION 4.06. Financing Statements. Each Managing Agent shall have received evidence satisfactory to it of the completion of all recordings, registrations, and filings as may be necessary or, in the opinion of any such Managing Agent, desirable under the UCC of all appropriate jurisdictions to perfect or evidence the transfers (including grants of security interests) under the Series Documents, including:

(a) Acknowledgment copies of all UCC financing statements and assignments that have been filed in the offices of the Secretary of State of the applicable states and in the appropriate office or offices of such other locations as may be specified in the opinions of counsel delivered pursuant to Section 4.04 hereof; and

(b) Certified copies of requests for information (Form UCC-11) (or a similar search report certified by parties acceptable to the Administrative Agent and its counsel) dated a date reasonably near the date hereof and listing all effective financing statements which name NFC, the Transferor, the Master Trust or the Issuing Entity as seller, assignor or debtor and which have been filed since the Closing Date in all jurisdictions in which the filings were or will be made, together with copies of such financing statements.

SECTION 4.07. Ratings. Each Conduit Purchaser’s CP Notes shall be rated at least A-1 by Standard & Poor’s and P-1 by Moody’s.

SECTION 4.08. Documents. Each Managing Agent shall have received copies of each executed counterpart of each of the Series Documents and each and every document or certification delivered by any party in connection with any of such agreements on the Closing Date in connection with the issuance of the Series 2012-VFN Notes, and each such document shall be in full force and effect.

SECTION 4.09. No Actions or Proceedings. No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, the transactions contemplated by the Series Documents and the documents related thereto in any material respect.

SECTION 4.10. Approvals and Consents. All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by the Series Documents and the other documents related thereto shall have been obtained or made.

SECTION 4.11. Officer’s Certificates. The Managing Agents shall have received Officer’s Certificates from NFC and the Transferor in form and substance reasonably satisfactory to the Managing Agents and their counsel, dated as of the date hereof, certifying as to the satisfaction of the conditions set forth in Sections 4.01 and 4.02 hereof with respect to NFC and the Transferor, respectively.

SECTION 4.12. Credit Enhancement. Each Managing Agent shall have received evidence that the Series 2012-VFN Spread Account has been funded in an amount equal to the Spread Account Required Amount.

SECTION 4.13. Repayment of Series 2010-VFN Notes. By no later than 2:00 p.m. New York City time on the Closing Date, each managing agent under the 2010-VFN Note Purchase Agreement shall have been repaid all amounts owing to the Administrative Agent under such agreement pursuant to Section 3.03 hereof and the 2010-VFN Notes shall be surrendered to the indenture trustee under the 2004 Indenture for cancellation.

SECTION 4.14. Other Documents. The Transferor shall have furnished to the Administrative Agent and Managing Agents such other information, certificates and documents as the Administrative Agent and the Managing Agents may reasonably request.

SECTION 4.15. Fees. Each fee specified in the Fee Letter as being due on the date Closing Date shall have been paid and each fee specified in the Administrative Agent Fee Letter as being due on the Closing Date shall have been paid.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE SELLER

SECTION 5.01. Representations and Warranties of the Transferor. The Transferor hereby makes the following representations and warranties to the Purchasers, the Managing Agents and the Administrative Agent, as of the Closing Date and as of each Incremental Funding Date, and the Purchasers, the Managing Agents and the Administrative Agent shall be deemed to have relied on such representations and warranties in purchasing the Series 2012-VFN Note on the Closing Date, entering into this Agreement and in making (or committing to make) each Incremental Funding on each Incremental Funding Date.

(a) The Transferor hereby represents and warrants to the Purchasers and the Administrative Agent that the representations and warranties of the Transferor set forth in the Series Documents each are true and correct on the Closing Date or Incremental Funding Date, as applicable.

(b) Each of the Series Documents to which the Transferor is a party has been duly authorized, executed and delivered by the Transferor, and is the valid and legally binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(c) Each Series 2012-VFN Note has been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture and the Indenture Supplement, and delivered to and paid for in accordance with this Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture and the Indenture Supplement, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(d) There is no pending or, to the Transferor’s knowledge, threatened action, suit or proceeding by or against the Transferor, the Issuing Entity or the Master Trust before any Governmental Authority or any arbitrator (i) asserting the invalidity of this Agreement, any other Series Document or the Series 2012-VFN Notes, (ii) seeking to prevent the issuance of the Series 2012-VFN Notes or the consummation of any of the transactions contemplated by this Agreement or any other Series Document, (iii) that might materially and adversely affect the performance by the Transferor, the Issuing Entity or the Master Trust of its obligations under, or the validity or enforceability of, this Agreement, any other Series Document or the Series 2012-VFN Notes or (iv) that if determined adversely to the Transferor, the Issuing Entity or the Master Trust would have a Material Adverse Effect.

(e) The Transferor (i) is not in violation of its Certificate of Incorporation or By-Laws and (ii) is not in breach or violation of any of the terms or provisions of, or with the giving of notice or lapse of time, or both, would be in default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement, or other agreement or instrument to which the Transferor is a party or by which it may be bound or to which any of its properties or assets may be subject, except for such violations or defaults that would not have a Material Adverse Effect.

(f) Any taxes, fees and other charges of Governmental Authorities applicable to the Transferor in connection with the execution, delivery and performance by the Transferor of the Series Documents or otherwise applicable to the Transferor in connection with the Master Trust or the Issuing Entity have been paid or will be paid by the Transferor at or prior to the Closing Date or Incremental Funding Date, as applicable, to the extent then due, except for any such failures to pay which, individually and in the aggregate, would not have a Material Adverse Effect.

(g) The Master Trust has been duly created and is validly existing under the laws of the State of Illinois. The Issuing Entity has been duly created and is validly existing under the laws of the State of Delaware. The Transferor has authorized the Issuing Entity to issue and sell the Series 2012-VFN Notes.

(h) On the date hereof and on each Incremental Funding Date, none of the Transferor, the Master Trust or the Issuing Entity is insolvent or the subject of any voluntary or involuntary bankruptcy proceeding.

(i) No proceeds of a purchase hereunder will be used by the Transferor (i) for a purpose that violates or would be inconsistent with Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction in violation of Section 13 or 14 of the Securities Exchange Act of 1934.

(j) Assuming the accuracy of the representations and warranties of each of the Purchasers in Article VI of this Agreement, the sale of the Series 2012-VFN Note pursuant to the terms of this Agreement, the Indenture and the Indenture Supplement will not require registration of the Series 2012-VFN Note under the Securities Act.

(k) Neither Transferor nor the Issuing Entity is an “investment company” or is controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Issuing Entity is not a “covered fund” as defined by the regulations implementing Section 619 of the Dodd-Frank Wall Street and Consumer Protection Act (commonly known as the “Volcker Rule”). In making such determination, the Issuing Entity is relying on the exclusion from the definition of “investment company” under the Investment Company Act contained in Section 3(c)(5) under the Investment Company Act, although there may be additional exclusions or exemptions available to the Issuing Entity.

(l) No written information furnished or to be furnished by the Transferor or any of its Affiliates, agents or representatives to the Purchasers, the Managing Agents or the Administrative Agent for purposes of or in connection with this Agreement, including, without limitation, any reports delivered pursuant to Section 7.06 and any information relating to the Dealer Notes and NFC’s dealer financing business, is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading, in each case as of the date such information was or shall be stated or certified and as of the date such information was delivered by the Transferor or any of its Affiliates, agents or representatives to the Purchasers, the Managing Agents or the Administrative Agent.

(m) ~~NFC owns, and shall retain, in its capacity as an “originator” (as such term is defined in Article 4(13) of the CRR), directly or indirectly, 100% of the equity interests in the Transferor, and shall not sell or otherwise transfer or enter into any credit risk mitigation, short positions or any other hedge with respect to its ownership interest in the Transferor except as permitted under the Risk Retention Requirements and NFC shall represent in each Servicer’s Certificate that it continues to own such material net economic interest in accordance with the Risk Retention Requirements. The Transferor (i) retains, and shall continue to retain a net economic interest of no less than 5% of the nominal value of the exposure in connection with the Dealer Notes, (ii) has not changed since the Amendment No. 4 Effective Date, and shall not change the manner in which it retains such net economic interest, except to the extent permitted under the Risk Retention Requirements, and (iii) has not entered into, and will not enter into, any credit risk mitigation, short positions or any other hedge with respect to such net economic interest, except to the permitted under the Risk Retention Requirements.~~[Reserved].

(n) Neither the Issuing Entity nor the Transferor, nor, to the knowledge of the Issuing Entity and the Transferor, any director, officer, employee, agent or affiliate thereof, is an individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located (to the extent in violation of Sanctions), organized or resident (to the extent in violation of Sanctions) in a Designated Jurisdiction.

(o) The Issuing Entity and the Transferor are in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other relevant jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

SECTION 5.02. Representations and Warranties of NFC. NFC hereby makes the following representations and warranties to the Purchasers, the Managing Agents and the Administrative Agent, as of the Closing Date and as of each Incremental Funding Date, and the Purchasers and the Administrative Agent shall be deemed to have relied on such representations and warranties in purchasing the Series 2012-VFN Notes, in entering into this Agreement on the Closing Date and in making (or committing to make) each Incremental Funding on each Incremental Funding Date.

(a) NFC hereby represents and warrants to the Purchasers and the Administrative Agent that the representations and warranties of NFC set forth in Section 3.03 of the Applicable Pooling and Servicing Agreement and Section 3.02 of the Applicable Purchase Agreement each are true and correct on the Closing Date or such Incremental Funding Date, as applicable.

(b) No Governmental Action which has not been obtained is required by or with respect to NFC in connection with any of the Series Documents, except any such failure which would not have a Material Adverse Effect.

(c) Each of the Series Documents to which NFC is a party has been duly authorized, executed and delivered by NFC, and is the valid and legally binding obligation of NFC, enforceable against NFC in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(d) Each Series 2012-VFN Note has been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture and the Indenture Supplement, and delivered to and paid for in accordance with this Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture and the Indenture Supplement, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(e) There is no pending or, to NFC’s knowledge, threatened action, suit or proceeding by or against NFC, the Transferor, the Master Trust or the Issuing Entity before any Governmental Authority or any arbitrator (i) asserting the invalidity of this Agreement, any other Series Document or the Series 2012-VFN Notes, (ii) seeking to prevent the issuance of the Series 2012-VFN Notes or the consummation of any of the transactions contemplated by this Agreement or any other Series Document, (iii) that might materially and adversely affect the performance by NFC, the Transferor, the Master Trust or the Issuing Entity of its obligations under, or the validity or enforceability of, this Agreement, any other Series Document or (iv) that if determined adversely to NFC, the Transferor, the Master Trust or the Issuing Entity would have a Material Adverse Effect.

(f) NFC (i) is not in violation of its Certificate of Incorporation or By-Laws and (ii) is not in breach or violation of any of the terms or provisions of, or with the giving of notice or lapse of time, or both, would be in default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement, or other agreement or instrument to which NFC is a party or by which it may be bound or to which any of its properties or assets may be subject, except for such violations or defaults that would not have a Material Adverse Effect.

(g) Any taxes, fees and other charges of Governmental Authorities applicable to NFC in connection with the execution, delivery and performance by NFC of the Series Documents or otherwise applicable to NFC in connection with the Master Trust or the Issuing Entity have been paid or will be paid by NFC at or prior to the Closing Date, the date hereof or each Incremental Funding Date, as applicable, to the extent then due, except for any such failures to pay which, individually and in the aggregate, would not have a Material Adverse Effect.

(h) The Master Trust has been duly created and is validly existing under the laws of the State of Illinois. The Issuing Entity has been duly created and is validly existing under the laws of the State of Delaware.

(i) On the Closing Date and on each Incremental Funding Date, NFC is not insolvent or the subject of any insolvency proceeding.

(j) None of NFC, the Transferor or the Issuing Entity is an “investment company” or is controlled by an “investment company” within the meaning of the Investment Company Act. The Issuing Entity is not a “covered fund” as defined by the regulations implementing Section 619 of the Dodd-Frank Wall Street and Consumer Protection Act (commonly known as the “Volcker Rule”). In making such determination, the Issuing Entity is relying on the exclusion from the definition of “investment company” under the Investment Company Act contained in Section 3(c)(5) under the Investment Company Act, although there may be additional exclusions or exemptions available to the Issuing Entity.

(k) No written information furnished or to be furnished by NFC or its Affiliates, agents or representatives to the Purchasers, the Managing Agents or the Administrative Agent for purposes of or in connection with this Agreement, including, without limitation, any reports delivered pursuant to Section 7.06 and any information relating to the Dealer Notes and NFC’s dealer financing business, is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading, in each case as of the date such information was or shall be stated or certified, and such information heretofore furnished remains true and correct in all material respects as of the date such information was delivered by NFC or any of its Affiliates, agents or representatives to the Purchasers, the Managing Agents or the Administrative Agent.

(l) None of NFC, the Issuing Entity or the Transferor, or, to the knowledge of NFC, the Issuing Entity and the Transferor, any director, officer, employee, agent or affiliate thereof, is an individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located (to the extent in violation of Sanctions), organized or resident (to the extent in violation of Sanctions) in a Designated Jurisdiction.

(m) NFC, the Issuing Entity and the Transferor are in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other relevant jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

WITH RESPECT TO THE PURCHASERS AND THE AGENTS

Each of the Purchasers and the Agents hereby makes the following representations and warranties, solely to the extent they relate to such Purchaser or Agent, as applicable, to the Transferor and NFC on which the Transferor and NFC shall rely in entering into this Agreement.

SECTION 6.01. Organization. Each of the Purchasers has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority to own its properties and to transact the business in which it is now engaged and each Conduit Purchaser is duly qualified to do business and is in good standing (or is exempt from such requirements) in each State of the United States where the nature of its business requires it to be so qualified and the failure to be so qualified and in good standing would have a material adverse effect on the interests of the Transferor.

SECTION 6.02. Authority, etc. Each of the Purchasers has all requisite power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each Purchaser of this Agreement and the consummation by each Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of such Purchaser. This Agreement has been duly and validly executed and delivered by each Purchaser and constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject as to enforcement to bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity. With respect to each Purchaser, none of the execution and delivery by such Purchaser of this Agreement, the consummation by such Purchaser of any of the transactions contemplated hereby or the fulfillment by such Purchaser of the terms hereof will conflict with, or violate, result in a breach of or constitute a default under any term or provision of the organizational documents of such Purchaser or any Governmental Rule applicable to such Purchaser.

SECTION 6.03. Securities Act. The Series 2012-VFN Note purchased by each Managing Agent on behalf of the Purchasers in its respective Purchaser Group pursuant to this Agreement will be acquired for investment only and not with a view to any public distribution thereof, and no Purchaser will offer to sell or otherwise dispose of its interest in the Series 2012-VFN Note so acquired by it (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable state or other securities laws. No Purchaser or Agent has the right to require the Transferor to register under the Securities Act or any other securities law any Series 2012-VFN Note to be acquired by the Administrative Agent on behalf of the Purchasers pursuant to this Agreement.

Each of the Purchasers and the Agents has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Series 2012-VFN Note and is able to bear the economic risk of such investment. Each of the Purchasers and the Agents has reviewed the Series Documents (including the schedule and exhibits thereto) and has had the opportunity to perform due diligence with respect thereto and to ask questions of and receive answers from the Transferor and its representatives concerning the Transferor, the Master Trust, the Issuing Entity and the Series 2012-VFN Notes. Each of the Purchasers and the Agents is an “accredited investor” as defined in Rule 501, promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act.

ARTICLE VII

COVENANTS OF THE TRANSFEROR AND NFC

SECTION 7.01. Ratings. To the extent that any rating provided with respect to any CP Notes or any rating on the Notes obtained by NFC, the Transferor or any Purchaser by any rating agency is conditional upon the furnishing of documents or the taking of any other action by the Transferor or NFC in connection with the transactions contemplated by this Agreement, the Transferor or NFC, as applicable, shall use all commercially reasonable efforts to furnish such documents and take any such other action. NFC will pay all fees of any rating agency with respect to the monitoring and surveillance of any rating on the Notes obtained by NFC, the Transferor or any Purchaser.

SECTION 7.02. Access to Transferor Information. So long as any Series 2012-VFN Note remains outstanding, the Transferor will, at any time from time to time during regular business hours with reasonable notice to the Transferor, permit the Purchasers, the Managing Agents or the Administrative Agent, or their agents or representatives to:

(a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Transferor relating to the Dealer Notes, and

(b) visit the offices and property of the Transferor for the purpose of examining such materials described in clause (a) above.

Except as provided in Section 11.05, any information obtained by the Purchasers, the Managing Agents, the Administrative Agent or their agents or representatives pursuant to this Section 7.02 shall be held in confidence by each of the Purchasers, the Managing Agents, the Administrative Agent and their applicable agents and representatives unless and to the extent such information (i) has become available to the public, (ii) is obtained from a third-party not known to have a legal, fiduciary or contractual obligation of confidentiality to NFC or the Transferor, (iii) is independently developed or arrived by the Purchasers, Managing Agents, the Administrative Agent or their agents or representatives without reference to information obtained hereunder, (iv) is required or requested by any Governmental Authority or in any court proceeding or other legal process or (v) is required by any Governmental Rule. In the case of any disclosure permitted by clause (iv) or (v), each of the Purchasers, the Managing Agents and the Administrative Agent shall use commercially reasonable efforts to the extent not legally prohibited and as reasonably practicable (x) provide the Transferor with advance notice of any such disclosure and (y) cooperate with the Transferor in limiting the extent or effect of any such disclosure.

SECTION 7.03. Security Interests; Further Assurances. The Transferor will take all action reasonably necessary to maintain (i) the first priority perfected ownership or security interest in the Dealer Notes and the collateral granted pursuant to Sections 2.01 and 2.02 of the Applicable Pooling and Servicing Agreement and (ii) the Indenture Trustee’s first priority perfected ownership or security interest in the Collateral. The Transferor agrees to take any and all acts and to execute any and all further instruments necessary or reasonably requested by a Purchaser, a Managing Agent or the Administrative Agent to more fully effect the purposes of this Agreement.

SECTION 7.04. Transferor Covenants. The Transferor will duly observe and perform each of its covenants set forth in the other Series Documents in all material respects.

SECTION 7.05. Amendments. Without the prior written consent of the Managing Agents, neither the Transferor nor NFC will make, or permit any Person to make, any amendment, modification or change to, or provide any waiver under (i) the Indenture Supplement or (ii) unless the Transferor and/or NFC, as applicable, has delivered to the Purchasers and Agents such amendment, modification or waiver and an Officer’s Certificate certifying that such amendment, modification or waiver would not have an adverse effect on the Purchasers, Agents or Series 2012-VFN Notes, any other Series Document.

SECTION 7.06. Information from NFC. So long as the Series 2012-VFN Note remains outstanding, NFC will furnish to the Administrative Agent (who will promptly forward copies thereof to each Managing Agent):

(a) a copy of each certificate, opinion, report, statement, notice or other communication (other than investment instructions) furnished by or on behalf of NFC or the Transferor to the 1995 Master Trust Trustee, the Indenture Trustee or the Rating Agencies under any Series Document, concurrently therewith, and promptly after receipt thereof, a copy of each notice, demand or other communication received by or on behalf of NFC or the Transferor under any Series Document;

(b) such other information (including financial information), documents, records or reports respecting the Master Trust, the Issuing Entity, the Dealer Notes, the Transferor or, to the extent it relates to the origination of Dealer Notes or the servicing of the Master Trust, the Issuing Entity or NFC, as the Administrative Agent, on its own behalf or on behalf of a Purchaser, or a Managing Agent may from time to time reasonably request~~, including, without limitation, such other information reasonably available in order to assist them in complying with the requirements of Articles 406 and 409 of the CRR applicable to such Managing Agent or any Purchaser in such Managing Agent’s Purchaser Group investing in or assuming credit exposure in connection with the Series 2012-VFN Notes~~;

(c) as soon as available and in any event within (i) 45 days after the end of each of the first three fiscal quarters of any fiscal year and (ii) 120 days after the end of the last fiscal quarter of any fiscal year, copies of the interim or annual, as applicable, financial statements of NFC, prepared in conformity with generally accepted accounting principles consistently applied, provided, however, that such reporting shall not be required so long as the Servicer’s parent is a “reporting company” under Section 13 of the Exchange Act and has filed all reports with the Securities and Exchange Commission required pursuant to Section 13 of the Exchange Act;

(d) as soon as possible and in any event within two Business Days after knowledge thereof by a Responsible Officer of NFC, notice of each Early Redemption Event or event which with the giving of notice or the passage of time or both would constitute an Early Redemption Event; and

(e) concurrently with the delivery of the annual financial statements under Section 7.06(c)(ii) above, a certificate of KPMG LLP or other independent public accountants of recognized national standing stating that in making the examination necessary therefor no knowledge was obtained of any potential Early Redemption Event or Early Redemption Event pursuant to clause (x) of the definition thereof in the Indenture Supplement, except as specified in such certificate.

SECTION 7.07. Access to NFC Information. So long as any Series 2012-VFN Note remains outstanding, NFC will, at any time from time to time during regular business hours with reasonable notice to NFC, permit the Purchasers, each Managing Agent and the Administrative Agent, or their agents or representatives to:

(a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of NFC relating to the Dealer Notes, and

(b) visit the offices and property of NFC for the purpose of examining such materials described in clause (a) above.

Except as provided in Section 11.05, any information obtained by a Purchaser or an Agent or any of their respective agents or representatives pursuant to this Section 7.07 shall be held in confidence by such Purchaser, Agent, agent or representative unless and to the extent such information (i) has become available to the public, (ii) is required or requested by any Governmental Authority or in any court proceeding or (iii) is required by any Governmental Rule. In the case of any disclosure permitted by clause (ii) or (iii), the Purchasers, the Managing Agents and the Administrative Agent shall use commercially reasonable efforts to (x) provide NFC with advance notice of any such disclosure and (y) cooperate with NFC in limiting the extent or effect of any such disclosure.

SECTION 7.08. NFC Covenants. NFC will duly observe and perform each of its covenants set forth in the other Series Documents in all material respects.

SECTION 7.09. Annual Independent Public Accountants’ Servicing Report. In connection with the preparation and delivery of the reports by nationally recognized independent public accountants pursuant to Section 3.06 of the Applicable Pooling and Servicing Agreement, NFC shall cause such accountants to (a) perform such additional procedures in connection therewith as may be requested by a Managing Agent and (b) on or about April 15 of each calendar year (but not less than 60 days after a request), furnish a written report (in form and substance satisfactory to each of the Managing Agents and the Purchasers in its sole and absolute discretion) demonstrating the results of such additional procedures.

SECTION 7.10. Anti-Corruption Laws; Sanctions. So long as any Committed Purchaser shall have any Commitment hereunder, any Series 2012-VFN Note remains outstanding or any other obligation (other than contingent indemnification obligations) hereunder shall remain unpaid or unsatisfied, the Issuing Entity, the Transferor and NFC:

(a) shall maintain policies and procedures designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other relevant jurisdictions;

(b) shall not directly or indirectly, use or otherwise make available the proceeds of any Incremental Funded Amount to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, in each case, in any manner that will result in a violation of Sanctions by any individual or entity participating in this transaction, whether as Committed Purchaser, Conduit Lender, Managing Agent, Administrative Agent or otherwise; and

(c) shall not directly or indirectly use the proceeds of any Incremental Funded Amount for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other relevant jurisdictions.

SECTION 7.11. Know Your Customer and Anti-Money Laundering Rules and Regulations. Reasonably promptly following any request therefor, each of the Issuing Entity, the Transferor and NFC shall provide information and documentation reasonably requested by the Administrative Agent or any Managing Agent for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.

ARTICLE VIII

ADDITIONAL COVENANTS

SECTION 8.01. Legal Conditions to Effectiveness of this Agreement. The parties hereto will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person required to be obtained or made by it in connection with any of the transactions contemplated by this Agreement.

SECTION 8.02. Expenses. Whether or not the Closing Date shall occur, except as otherwise expressly provided herein or in the Fee Letter, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall (as between the Transferor, the Administrative Agent, the Managing Agents and the Purchasers) be paid by the Transferor.

SECTION 8.03. Mutual Obligations. On and after the Closing Date, each party hereto will do, execute and perform all such other acts, deeds and documents as any other party may from time to time reasonably require in order to carry out the intent of this Agreement.

SECTION 8.04. Restrictions on Transfer. Each Purchaser and Agent agrees that it will comply with the restrictions on transfer of the Series 2012-VFN Notes set forth in the Indenture and the Indenture Supplement and that it will resell its Series 2012-VFN Note only in compliance with such restrictions; provided, however, that the Transferor acknowledges that in the event of the purchase of its Series 2012-VFN Note by any Purchaser or RIC, no such purchaser will be required to execute and deliver the Investment Letter.

ARTICLE IX

INDEMNIFICATION

SECTION 9.01. Indemnification. (a) The Transferor hereby agrees to indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages, liabilities or expenses (including reasonable legal and accounting fees) (collectively, “Transferor Losses”), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with this Agreement, including any breach of any representation, warranty or covenant of the Transferor in this Agreement or in any certificate or other written material delivered pursuant hereto.

(b) NFC hereby agrees to indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages, liabilities or expenses (including reasonable legal and accounting fees) (collectively, “NFC Losses”), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any breach of any representation, warranty or covenant of NFC in this Agreement or in any certificate or other written material delivered pursuant hereto.

(c) Notwithstanding Sections 9.01(a) and (b), in no event shall any Indemnified Party be indemnified for Transferor Losses or NFC Losses to the extent (i) resulting from the performance of the Dealer Notes, market fluctuations or other similar market or investment risks associated with ownership of the Series 2012-VFN Note, (ii) such amounts which would otherwise be covered in Sections 9.04 and 9.05 hereof, (iii) arising from such Indemnified Party’s gross negligence or willful misconduct, (iv) arising from a breach of any representation or warranty set forth in the Applicable Pooling and Servicing Agreement, a remedy for the breach of which is provided in Section 2.06 of the 1995 Pooling and Servicing Agreement or Section 2.05 of the Pooling and Servicing Agreement, as applicable, or (v) arising from a breach of any representation or warranty set forth in the Applicable Purchase Agreement, a remedy for the breach of which is provided in Section 4.06(d) of the 1995 Purchase Agreement or in Section 4.05(d) of the Purchase Agreement, as applicable.

SECTION 9.02. Procedure. In order for an Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim made by any Person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party must notify NFC or the Transferor, as applicable (the “Applicable Indemnifying Party”) in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Applicable Indemnifying Party shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Applicable Indemnifying Party, within a reasonable time after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

SECTION 9.03. Defense of Claims. If a Third Party Claim is made against an Indemnified Party, (a) the Applicable Indemnifying Party will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by the Applicable Indemnifying Party, provided that, in connection with such assumption, (i) such counsel is not reasonably objected to by the Indemnified Party and (ii) the Applicable Indemnifying Party first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full. Should the Applicable Indemnifying Party so elect to assume the defense of a Third Party Claim, the Applicable Indemnifying Party will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Applicable Indemnifying Party elects to assume the defense of a Third Party Claim, the Indemnified Party will (i) cooperate in all reasonable respects with the Applicable Indemnifying Party in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party

Claim without the Applicable Indemnifying Party’s prior written consent, as the case may be. If the Applicable Indemnifying Party shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Applicable Indemnifying Party does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Applicable Indemnifying Party of such terms and the Applicable Indemnifying Party will promptly reimburse the Indemnified Party upon written request.

SECTION 9.04. Indemnity for Taxes, Reserves and Expenses. (a) If after the date hereof, (x) any Regulatory Change or (y) the adoption of any applicable law, rule, standard, guideline or regulation by any Official Body or any amendment, clarification or change in the interpretation, administration or implementation of any existing or future applicable law, rule, standard, guideline or regulation by any Official Body charged with the administration, interpretation or application thereof or the compliance with, or the application or implementation of, any directive of any Official Body (whether or not having the force of Governmental Rule) by any Indemnified Party:

(i) shall subject any Indemnified Party to any tax, duty, deduction or other charge with respect to the Dealer Notes, the Series 2012-VFN Note, any Series Document or payments of amounts due thereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect thereof (except for changes in the rate of general corporate, franchise, net income or other income tax (including by means of withholding) imposed on such Indemnified Party by the United States of America, the jurisdiction in which such Indemnified Party’s principal executive office is located or any other jurisdiction in which the Indemnified Party would be subject to such tax even if the transactions contemplated by this Agreement had not occurred); or

(ii) shall impose, modify or deem applicable any reserve, capital, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting the Dealer Notes, the ownership, maintenance or financing of the Series 2012-VFN Notes, any Series Document or payments of amounts due hereunder or thereunder (including with respect to Eurocurrency liability reserves) or any commitment to advance funds hereunder or under any Asset Purchase Agreement or Program Support Agreement; or

(iii) shall impose upon any Indemnified Party any other cost or expense (including, without limitation, loss of margin, reasonable attorneys’ fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing if such a contest is requested by the Applicable Indemnifying Party) with respect to the Dealer Notes, the Series 2012-VFN Note, any Series Document or payments of amounts due hereunder or thereunder or any commitment to advance funds hereunder or under any Asset Purchase Agreement or Program Support Agreement;

and the result of any of the foregoing is to increase the cost or reduce the payments to such Indemnified Party with respect to the Dealer Notes, the Series 2012-VFN Note, any Series Document or payments of amounts due thereunder or the obligations thereunder or the funding of any purchases (including Incremental Fundings) with respect thereto by any Purchaser, by an amount deemed by such Indemnified Party to be material, then such amount or amounts as will compensate such Indemnified Party for such increased cost or reduced payments shall be payable to such Indemnified Party in accordance with Section 9.05(c).

(b) If any Indemnified Party shall have determined that, after the date hereof, (x) any Regulatory Change or (y) the adoption of any applicable law, rule, standard or regulation by any Official Body regarding or related to capital adequacy, or any change therein, or any change in the interpretation thereof by any Official Body, or any request, guidance or directive regarding or related to capital adequacy (whether or not having the force of a Governmental Rule) of any such Official Body, or compliance with any of the foregoing, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a result of such Indemnified Party’s obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (or compliance therewith) (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction shall be payable to such Indemnified Party in accordance with Section 9.05(c).

(c) Each of the following shall constitute a “Regulatory Change” for purposes of Sections 9.04(a) and (b), regardless of the date enacted, adopted or issued:

(i) the final rule titled “Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues,” adopted by the United States bank regulatory agencies on December 15, 2009 (the “FAS 166/167 Capital Guidelines”);

(ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act;

(iii) the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled “Basel II: International Convergence of Capital Measurements and Capital Standards: A Revised Framework,” as updated from time to time (“Basel II”) and the publication entitled “Basel III: A global regulatory framework for more resilient banks and banking systems,” as updated from time to time (“Basel III”);

(iv) Article 122a of Directive 2006/48/EC of the European Parliament and the Council of the European Union (“Article 122a”); or

(v) any implementing rules, regulations, guidance, interpretations or directives from any Official Body relating to the FAS 166/167 Capital Guidelines, the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel II, Basel III or Article 122a (whether or not having the force of law).

(d) Any Indemnified Party who makes a demand for payment of increased costs or capital pursuant to Section 9.04(a) or (b) shall promptly deliver to the Transferor a certificate setting forth in reasonable detail the computation of such increased costs or capital and specifying the basis therefor. In the absence of manifest error, such certificate shall be conclusive and binding for all purposes. Each Indemnified Party shall use reasonable efforts to mitigate the effect upon of any such increased costs or capital requirements; provided, it shall not be obligated to take any action that it determines would be disadvantageous to it or inconsistent with its policies. Failure or delay on the part of any Indemnified Party to demand amounts pursuant to Section 9.04(a) or (b) shall not constitute a waiver of such Indemnified Party’s right to demand such amounts; provided, that no payments pursuant to Article III of the Indenture Supplement nor payments by the Transferor or NFC shall be required to compensate any Indemnified Party pursuant to Section 9.04(a) or (b) for amounts incurred more than 120 days prior to the date on which such Indemnified Party makes written demand therefor; provided, however that, if the circumstances giving rise to such demand under Section 9.04(a) or (b) have a retroactive effect, then such 120 day period shall be extended to include the period of such retroactive effect.

SECTION 9.05. Costs, Expenses, Taxes, Breakage Payments and Increased Costs under this Agreement and Program Facility. (a) Each of the Transferor and NFC agrees to pay to the Administrative Agent, each Purchaser and each Managing Agent (i) all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, the other documents to be delivered hereunder or in connection herewith and any requested amendments, waivers or consents or examination or visit by the Purchasers, the Managing Agents or the Administrative Agent pursuant to Section 7.02 or 7.07 hereof including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Purchasers, the Managing Agents and the Administrative Agent, with respect thereto and with respect to advising the Purchasers, the Managing Agents and the Administrative Agent as to its respective rights and remedies under this Agreement and the other documents delivered hereunder or in connection herewith and (ii) all costs and expenses, if any, in connection with the enforcement of this Agreement and the other documents delivered hereunder or in connection herewith.

(b) Each of NFC and the Transferor agrees to pay any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement, the Series 2012-VFN Notes or the other documents and agreements to be delivered hereunder, and agrees to hold each Purchaser, each Managing Agent and the Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

(c) The Transferor shall be obligated to pay the amount of any Breakage Payments, other Additional Amounts and Non-Use Fee payable on each Distribution Date to the extent not paid when required pursuant to Article III of the Indenture Supplement; provided, that the Transferor shall be required to make such payments solely to the extent of any cash flows payable to the Transferor on such date from the Receivables Trust. If and to the extent that any Additional Amounts (other than Breakage Payments) or Non-Use Fee shall remain outstanding after payment by the Transferor pursuant to the preceding sentence on any Distribution Date, NFC shall be required to make such payments within 10 days after demand therefor by the Administrative Agent or the applicable payee.

(d) If a Conduit Purchaser becomes obligated to compensate any financial institution under its commercial paper program as a result of any events or circumstances similar to those described in Sections 9.04 or 9.05(c), such Conduit Purchaser shall promptly deliver to the Transferor a certificate setting forth in reasonable detail the computation of such amounts. In the absence of manifest error, such certificate shall be conclusive and binding for all purposes. The Transferor shall be obligated to pay to such Conduit Purchaser, promptly after receipt of such certificate, such additional amounts as may be necessary to reimburse such Conduit Purchaser for any amounts so paid by such Conduit Purchaser. With respect to amounts to be paid pursuant to this Section 9.05(d) as a result of any events or circumstances similar to those described in Section 9.04 or 9.05(c) hereof, the applicable Conduit Purchaser shall request the party to be compensated to use its reasonable efforts to mitigate the effect upon the Transferor of any such increased costs or capital requirements; provided, such party shall not be obligated to take any action that it determines would be disadvantageous to it or inconsistent with its policies.

ARTICLE X

THE AGENTS

SECTION 10.01. Authorization and Action. Each Purchaser hereby accepts the appointment of and authorizes each Agent to take such action as agent on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Such Agent reserves the right, in its sole discretion, to take any actions and exercise any rights or remedies under this Agreement and any related agreements and documents. Except for actions which an Agent is expressly required to take pursuant to this Agreement or an Asset Purchase Agreement, such Agent shall not be required to take any action which exposes such Agent to personal liability or which is contrary to applicable law unless such Agent shall receive further assurances to its satisfaction from the Purchasers of the indemnification obligations under Section 10.04 hereof against any and all liability and expense which may be incurred in taking or continuing to take such action. Each Agent agrees to give to the Purchasers prompt notice of each notice and determination given to it by the Transferor, the Servicer, the 1995 Master Trust Trustee or the Indenture Trustee pursuant to the terms of any Series Document. Subject to Section 10.06 hereof, the appointment and authority of each Agent hereunder shall terminate upon the Series 2012-VFN Termination Date.

SECTION 10.02. Agent’s Reliance, Etc. No Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as an Agent under or in connection with this Agreement or any related agreement or document, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, each Agent: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to the Purchasers or Agents and shall not be responsible to the Purchasers or Agents for any statements, warranties or representations made by the Transferor, NFC, the

Master Trust, the 1995 Master Trust Trustee, the Issuing Entity or the Indenture Trustee (in any capacity) in connection with any Series Document; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Series Document on the part of the Transferor, NFC, the Master Trust, the 1995 Master Trust Trustee, the Issuing Entity or the Indenture Trustee (in any capacity) or to inspect the property (including the books and records) of the Transferor, NFC, the Master Trust, the 1995 Master Trust Trustee, the Issuing Entity or the Indenture Trustee (in any capacity); (iv) shall not be responsible to any Purchaser or Agent for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

SECTION 10.03. Agents and Affiliates. Each Agent and its respective Affiliates may generally engage in any kind of business with the Transferor, NFC or any Dealer, any of their respective Affiliates and any Person who may do business with or own securities of the Transferor, NFC or any Dealer or any of their respective Affiliates, all as if such entity was not an Agent and without any duty to account therefor to the Purchasers.

SECTION 10.04. Indemnification. Each Purchaser (other than the Conduit Purchasers) severally agrees to indemnify the Administrative Agent and its related Managing Agent (to the extent not reimbursed by the Transferor, NFC or the Issuing Entity), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agents in any way relating to or arising out of this Agreement or any action taken or omitted by such Agents under this Agreement; provided, that (i) no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting or arising from such Agent’s gross negligence or willful misconduct and (ii) no Purchaser shall be liable for any amount in respect of any compromise or settlement of any of the foregoing unless such compromise or settlement is approved by the majority of the Committed Purchasers based on their respective Commitments. Without limitation of the generality of the foregoing, each Purchaser (other than a Conduit Purchaser), agrees to reimburse the Administrative Agent and its related Managing Agent, promptly upon demand, for any reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by such Agents in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, provided, that no Purchaser shall be responsible for the costs and expenses of such Agents in defending itself against any claim alleging the gross negligence or willful misconduct of such Agents to the extent such gross negligence or willful misconduct is determined by a court of competent jurisdiction in a final and non-appealable decision.

SECTION 10.05. Purchase Decision. Each Purchaser acknowledges that it has, independently and without reliance upon any Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and to purchase an interest in the Series 2012-VFN Note. Each Purchaser also acknowledges that it will, independently and without reliance upon any Agent or any of its Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement or any related agreement, instrument or other document.

SECTION 10.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving sixty days’ written notice thereof to the Purchasers, the Managing Agents, the Transferor, the Servicer and the Indenture Trustee. Upon any such resignation, the Purchasers shall have the right to appoint a successor Administrative Agent approved by the Transferor (which approval will not be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed and shall have accepted such appointment, within sixty days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Purchasers, appoint a successor Administrative Agent. If such successor Administrative Agent is not an Affiliate of the resigning Administrative Agent, such successor Administrative Agent shall be subject to the Transferor’s prior written approval (which approval will not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Agreement.

ARTICLE XI

MISCELLANEOUS

SECTION 11.01. Amendments. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 11.02. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and mailed, faxed or delivered, as to each party hereto, at its address set forth in Schedule I hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, faxed or delivered, be effective when deposited in the mail, confirmed by telephone, or delivered, respectively.

SECTION 11.03. No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 11.04. Binding Effect; Assignability. (a) This Agreement shall be binding upon and inure to the benefit of the Transferor, NFC, the Administrative Agent, the Managing Agents and the Purchasers party this Agreement and their respective successors and assigns (including any subsequent holders of the Series 2012-VFN Note); provided, however, that the Transferor shall not have the right to assign its rights hereunder or any interest herein (by operation of law or otherwise) without the prior written consent of each Managing Agent. The Administrative Agent and each Purchaser and Managing Agent agrees that, except as provided in subsection (b) and (c) of this Section 11.04, it shall not transfer the applicable Series 2012-VFN Note or any interest therein without the Transferor’s consent, unless such transfer (x) is to a Purchaser, (y) is to a RIC or (z) occurs after the commencement of the Early Redemption Period.

Without limiting the foregoing, a Conduit Purchaser or its Managing Agent (on its behalf) may, from time to time, with prior or concurrent notice to the Transferor and the Servicer, in one transaction or a series of transactions, assign all or a portion of its Series 2012-VFN Note and its rights and obligations under this Agreement to a RIC or a Committed Purchaser within its Purchaser Group. Upon and to the extent of such assignment to a RIC or Committed Purchaser, (i) the RIC or Committed Purchaser shall be the owner of the assigned portion of such Series 2012-VFN Note, (ii) in the case of a transfer to a RIC, such Managing Agent (or an Affiliate thereof) will act as Managing Agent for the RIC and the Administrative Agent shall act as Administrative Agent for the RIC, in each case, with all corresponding rights and powers, express or implied, granted herein to such Managing Agent or the Administrative Agent, as applicable, (iii) the RIC or Committed Purchaser, as applicable, and their Program Support Providers and other related parties shall have the benefit of all the rights and protections provided to the assigning Conduit Purchaser and its Program Support Providers and other related parties, respectively, herein and in the other Series Documents (including, without limitation, any limitation on recourse against the assigning Conduit Purchaser or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against the assigning Conduit Purchaser, and the right to assign to another RIC or Committed Purchaser as provided in this paragraph), (iv) the RIC or Committed Purchaser, as applicable, shall assume all obligations, if any, of the assigning Conduit Purchaser under and in connection with this Agreement, and the assigning Conduit Purchaser shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the assigning Conduit Purchaser (if any) and the RIC or Committed Purchaser shall be several and not joint, (v) all distributions in respect of principal or interest shall be made to the assigning Conduit Purchaser and the RIC or Committed Purchaser, as applicable, on a pro rata basis according to their respective interests (or in the case of interest, the accrued amounts thereof), (vi) in the case of an assignment to a RIC, the Funding Rate used to calculate interest with respect to the portions of the Series 2012-VFN Note owned on behalf of the RIC and funded with commercial paper notes issued by the RIC from time to time shall be determined in the manner set forth in the definition of “CP Rate” on the basis of the discount or interest rates applicable to commercial paper issued by the RIC (rather than the assigning Conduit Purchaser), (vii) the defined terms and other terms and provisions of this Agreement and the other Series Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Administrative Agent, the parties will execute and deliver such further agreements and documents and take such other actions as the Administrative Agent may reasonably request to evidence and give effect to the foregoing.

(b) Without the consent of the Transferor, each Committed Purchaser party to this Agreement may assign all or a portion of its rights and obligations under this Agreement to any financial or other institution acceptable to the Administrative Agent (such acceptance not to be unreasonably withheld). The parties to each such assignment shall execute and deliver an Assignment and Acceptance to the Administrative Agent, and the Administrative Agent shall promptly notify the Transferor of such assignment. From and after the effective date of such Assignment and Acceptance, the assigning Committed Purchaser shall be relieved of its obligations hereunder to the extent so assigned.

(c) Any Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more Persons (each, a “Participant”) participating interests in all or a portion of its rights and obligations under this Agreement. Notwithstanding any such sale by a Purchaser of participating interests to a Participant, such Purchaser’s rights and obligations under this Agreement shall remain unchanged, such Purchaser shall remain solely responsible for the performance thereof, and the Transferor, each Managing Agent and the Administrative Agent shall continue to deal solely and directly with such Purchaser in connection with such Purchaser’s rights and obligations under this Agreement. The Transferor also agrees that each Participant shall be entitled to the benefits of Article IX hereof; provided, however, that all amounts payable by the Transferor to any such Participant shall be limited to the amounts which would have been payable to the Purchaser selling such participating interest had such interest not been sold.

(d) This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Series 2012-VFN Note shall have been paid in full.

(e) Federal Reserve. Notwithstanding any other provision of this Note Purchase Agreement to the contrary, any Purchaser may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, any Series 2012-VFN Note of such Purchaser and any rights to payment of capital and interest) under this Note Purchase Agreement and any other Series Document to secure obligations of such Purchaser to a Federal Reserve Bank, without notice to or consent of the Transferor or the Administrative Agent or any other party; provided that no such pledge or grant of a security interest shall release a Purchaser from any of its obligations hereunder, or substitute any such pledgee or grantee for such Purchaser as a party hereto.

(f) Notwithstanding any other provision of this Note Purchase Agreement to the contrary, any Purchaser may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, any Series 2012-VFN Note of such Purchaser and any rights to payment of capital and interest) under this Note Purchase Agreement and any other Series Document to a security trustee in connection with the funding by such Purchaser of its purchase of Series 2012-VFN Notes, without notice to or consent of the Transferor or the Administrative Agent or any other party; provided that no such pledge or grant of a security interest shall release a Purchaser from any of its obligations hereunder, or substitute any such pledgee or grantee for such Purchaser as a party hereto.

SECTION 11.05. Provision of Documents and Information. The Transferor acknowledges and agrees that each of the Purchasers and the Agents is permitted to provide to the Liquidity Purchasers, permitted assignees and participants, the placement agents for their respective commercial paper notes, the rating agencies with respect to such commercial paper notes (including, without limitation, disclosure to any rating agency pursuant to Rule 17g-5) and other liquidity and credit providers under their respective commercial paper programs, opinions, certificates, documents and other information relating to the Transferor, NFC, the Master Trust, the Issuing Entity, the Dealer Notes and the Series 2012-VFN Note delivered to such Purchaser or Agent pursuant to this Agreement.

SECTION 11.06. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 11.07. No Proceedings; Limitation on Payments. (a) The Transferor agrees that so long as any CP Notes of a Conduit Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any CP Notes of such Conduit Purchaser shall have been outstanding, it shall not file, or join in the filing of, a petition against a Conduit Purchaser, the Master Trust or the Issuing Entity under the Federal Bankruptcy Code, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against a Conduit Purchaser, the Master Trust or the Issuing Entity.

(b) Each Purchaser severally agrees that it shall not at any time file, or join in the filing of, a petition against the Transferor, the 1995 Master Trust Trustee (solely in its capacity as acting as such for the Master Trust), the Indenture Trustee (solely in its capacity as acting as such for the Issuing Entity), the Issuing Entity or the Master Trust under the Federal Bankruptcy Code, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against the Transferor, the 1995 Master Trust Trustee (solely in its capacity as acting as such for the Master Trust), the Indenture Trustee (solely in its capacity as acting as such for the Issuing Entity), the Issuing Entity or the Master Trust.

(c) Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Purchaser shall, or shall be obligated to, pay any amount, if any, payable by it pursuant to this Agreement or the transactions contemplated hereby unless (i) such Conduit Purchaser has received funds which may be used to make such payment and which funds are not required to repay such Conduit Purchaser’s CP Notes when due and (ii) after giving effect to such payment, either (x) such Conduit Purchaser could issue CP Notes to refinance all of its outstanding CP

Notes (assuming such outstanding CP Notes matured at such time) in accordance with the program documents governing such Conduit Purchaser’s securitization program or (y) all CP Notes of such Conduit Purchaser are paid in full. Any amount which such Conduit Purchaser does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the Federal Bankruptcy Code) against or corporate obligation of such Conduit Purchaser for any such insufficiency unless and until such Conduit Purchaser satisfies the provisions of clauses (i) and (ii) above.

SECTION 11.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 11.09. No Recourse. The obligations of any Purchaser under this Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by such Purchaser or any officer thereof are solely the corporate obligations of such Purchaser. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by such Purchaser or any officer thereof in connection therewith, against any stockholder, partner, member, manager employee, officer, director or incorporator of such Purchaser.

SECTION 11.10. Corporate Obligations. The obligations of each of the Transferor and NFC under this Agreement are solely the corporate obligations of such Person. No recourse shall be had for the payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Transferor or NFC or any officer thereof in connection therewith, against any stockholder, employee, officer or director of the Transferor or NFC.

SECTION 11.11. Survival. All representations, warranties, covenants, guaranties and indemnifications contained in this Agreement, including, without limitation, Article IX and Sections 11.07, 11.09 and 11.10, and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Series 2012-VFN Note.

SECTION 11.12. Tax Characterization. Each party to this Agreement (a) acknowledges and agrees that it is the intent of the parties to this Agreement that, for federal, state and local income and franchise tax purposes, the Series 2012-VFN Note will be treated as evidence of indebtedness secured by the Collateral and proceeds thereof and neither the Master Trust nor the Issuing Entity will be characterized as an association (or publicly traded partnership) taxable as a corporation, (b) agrees to treat the Series 2012-VFN Notes for federal, state and local income and franchise tax purposes as indebtedness and (c) agrees that the provisions of this Agreement and all other related Series Documents shall be construed to further these intentions of the parties.

SECTION 11.13. ISDA Stay Protocol. The parties hereto agree that (i) to the extent that prior to April 12, 2019 all of the parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) if clause (i) does not apply, to the extent that prior to April 12, 2019 all of the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org, and a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Covered Agreement,” each of the Purchasers and the Agents shall be deemed a “Covered Entity” and each of the Transferor and the Servicer shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, the parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to the Transferor and the Servicer replaced by references to the covered affiliate support provider.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as Transferor

By:
Name:
Title:

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:
Name:
Title:

Note Purchase Agreement

BANK OF AMERICA,
NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA,
NATIONAL ASSOCIATION, as a Committed Purchaser and Managing Agent for the Bank of America Purchaser Group

By:
Name:
Title:

Commitment: $~~200,000,000~~

Note Purchase Agreement

~~NEW YORK LIFE INSURANCE~~

~~COMPANY,~~350,000,000

Note Purchase Agreement

AGREED AND ACKNOWLEDGED

WITH RESPECT TO SECTION 3.03:

~~as the Managing Agent~~
~~for the NY Life Purchaser Group~~

~~By:~~
~~Name:~~
~~Title:~~

~~NEW YORK LIFE INSURANCE COMPANY,~~
~~as the Committed Purchaser~~
~~for the NY Life Purchaser Group~~

~~By:~~
~~Name:~~
~~Title:~~

~~Commitment: $60,000,000~~

Note Purchase Agreement

~~NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,~~
~~as the Managing Agent for the NYLIAC Purchaser Group~~

~~By: NYL INVESTORS LLC, its Investment Manager~~

~~By:~~
~~Name:~~
~~Title:~~

~~NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as the Committed Purchaser for the NYLIAC Purchaser Group~~

~~By: NYL INVESTORS LLC, its Investment Manager~~

~~By:~~
~~Name:~~
~~Title:~~

~~Commitment: $90,000,000~~

Note Purchase Agreement

~~AGREED AND ACKNOWLEDGED WITH RESPECT TO SECTION 3.03:~~

THE BANK OF NEW YORK MELLON, as indenture trustee pursuant to the 2004 Indenture and not in its individual capacity

By:
Name:
Title:

Note Purchase Agreement

EXHIBIT A

Form of Notice of

Incremental Funding

[Letterhead of Navistar Financial Corporation]

A.	Proposed Incremental Funding Date: ___________
B.	Amount of requested Incremental Funding with respect to Series 2012-VFN Note (must be more than $5,000,000 (unless for any lesser remaining Maximum Funded Amount) but not greater than remaining Maximum Funded Amount)	$__________
C.	Purchase Price ([__]% of the Incremental Funded Amount to the Series 2012-VFN Note) for the Bank of America Purchaser Group	$__________
~~D.~~	~~Purchase Price ([__]% of the Incremental Funded Amount to the Series 2012-VFN Note) for the NY Life Purchaser Group~~ 	~~$__________~~
~~E.~~	~~Purchase Price ([__]% of the Incremental Funded Amount to the Series 2012-VFN Note) for the NYLIAC Purchaser Group~~ 	~~$__________~~
~~F~~D.	Remaining Maximum Funded Amount (after giving effect to the requested Incremental Funding)	$__________
~~G~~E.	Certifications:

(a)

The representations and warranties of Navistar Financial Securities Corporation (“Transferor”) in the Note Purchase Agreement dated as of August 29, 2012 (as amended, the “Note Purchase Agreement”), among the Transferor, Navistar Financial Corporation and the Purchasers, Managing Agents and Administrative Agent named therein, are true and correct on the date hereof.

(b)	The conditions to the Incremental Funding specified in Section 2.03(b) of the Note Purchase Agreement have been satisfied and/or will be satisfied as of the applicable Incremental Funding Date.

NAVISTAR FINANCIAL CORPORATION

By
Authorized Officer

Date of Notice:

Exhibit A- 1

EXHIBIT B

[Form of Investment Letter]

                         , 201[_]

Navistar Financial Securities Corporation

~~425 N. Martingale Road~~

~~Schaumburg~~2701 Navistar Dr.

Lisle, Illinois ~~60173~~60532

Attention: ~~Vice President & Treasurer~~

~~cc: General Counsel~~Petrina Collins/Michael Wuss

cc: Joan Vander Linde

Re: Purchase of Series 2012-VFN Note

Ladies and Gentlemen:

This letter (the “Investment Letter”) is delivered by                      [(the “Purchaser”)] [(the “Agent”)] pursuant to the Note Purchase Agreement (the “Note Purchase Agreement”) dated as of August 29, 2012, among Navistar Financial Securities Corporation (the “Transferor”), Navistar Financial Corporation and the Purchasers, Managing Agents and Administrative Agent named therein. Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement. The [Purchaser] [Agent] represents to the Transferor as follows:

(i) the [Purchaser] [Agent] is authorized to enter into the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby;

(ii) the [Purchaser] [Agent] has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Series 2012-VFN Notes and the [Purchaser] [Agent] is able to bear the economic risk of such investment;

(iii) the [Purchaser] [Agent] has reviewed the Series Documents (including the schedule and exhibits thereto) and has had the opportunity to perform due diligence with respect thereto and to ask questions of and receive answers from the Transferor and its representatives concerning the Transferor, the Master Trust, the Issuing Entity and the Series 2012-VFN Notes;

(iv) [the Agent is an agent on behalf of the Purchasers in the related Purchaser Group and the Agent is not acquiring a Series 2012-VFN Note as an agent or otherwise for any person other than the Purchasers;]1

[1]	Include for Investment Letter signed by an Agent.

Exhibit B- 1

(v) the [Purchaser] [Agent] is an “accredited investor” as defined in Rule 501, promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended. The [Purchaser] [Agent] understands that the offering and sale of the Series 2012-VFN Note have not been and will not be registered under the Securities Act of 1933, as amended, and have not and will not be registered or qualified under any applicable “blue sky” law, and that the offering and sale of the Series 2012-VFN Notes have not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body;

(vi) the [Purchaser] [Agent] is acquiring the relevant Series 2012-VFN Note without a view to any distribution, resale or other transfer thereof, except as contemplated by the following sentence. The [Purchaser] [Agent] will not resell or otherwise transfer the relevant Series 2012-VFN Note or any portion thereof, except (a) so long as the Series 2012-VFN Notes are eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a Qualified Institutional Buyer acquiring a Series 2012-VFN Note or portion thereof for its own account or as a fiduciary or agent for others (which others must also be Qualified Institutional Buyers) to whom notice is given that the resale or other transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act (however, there is no undertaking to register the Series 2012-VFN Notes under any United States federal or state securities laws or any securities laws of any other jurisdiction on any future date), or (c) pursuant to an exemption from registration under the Securities Act other than Rule 144A, and, in each case, in accordance with applicable United States federal or state securities laws or any securities laws of any other applicable jurisdiction. The purchaser and any transferee acknowledge that no representation is made by the Issuing Entity as to the availability of any exemption under the Securities Act or any applicable state securities laws for resale of the Series 2012-VFN Notes;

(vii) unless the relevant legend set out below has been removed from the relevant Series 2012-VFN Note, the [Purchaser] [Agent] shall notify each transferee of such Series 2012-VFN Note or any portion thereof that (a) such Series 2012-VFN Note has not been registered under the Securities Act, (b) the holder of such Series 2012-VFN Note is subject to the restrictions on the resale or other transfer thereof described in paragraph (i) above, (c) such transferee shall be deemed to have represented (1) either (A) such transferee is a Qualified Institutional Buyer acquiring such Series 2012-VFN Note or a portion thereof for its own account or as a fiduciary for others (which are Qualified Institutional Buyers) or (B) that such transferee is acquiring such Series 2012-VFN Note or a portion thereof in reliance on an exemption under the Securities Act other than Rule 144A, and (2) that such transferee shall notify its subsequent transferees as to the foregoing;

(viii) in connection with the purchase of the relevant Series 2012-VFN Note (a) none of the Issuing Entity, the Servicer, NFC, the Transferor or the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the purchaser or any transferee; (b) the [Purchaser] [Agent] is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuing Entity, the Servicer, NFC, the Transferor or the Indenture Trustee

Exhibit B- 2

other than any representations expressly set forth in a written agreement with such party; (c) none of the Issuing Entity, the Servicer, NFC, the Transferor or the Indenture Trustee has given to the [Purchaser] [Agent] (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the relevant Series 2012-VFN Note; (d) the [Purchaser] [Agent] has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuing Entity, the Servicer, NFC, the Transferor or the Indenture Trustee; (e) the [Purchaser] [Agent] has determined that the rates, prices or amounts and other terms of the purchase and sale of the relevant Series 2012-VFN Note reflect those in the relevant market for similar transactions; (f) the [Purchaser] [Agent] is purchasing the relevant Series 2012-VFN Note with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks; and (g) the [Purchaser] [Agent] is a sophisticated investor familiar with transactions similar to its investment in the relevant Series 2012-VFN Note;

(ix) the [Purchaser] [Agent] understands that each Series 2012-VFN Note will bear a legend to substantially the following effect:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE

Exhibit B- 3

WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF A NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THE NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) THE ACQUISITION AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.

(x) the [Purchaser] [Agent] will provide notice to each person to whom it proposes to transfer any interest in the relevant Series 2012-VFN Note of the transfer restrictions and representations set forth in the Indenture and the Indenture Supplement, including the exhibits thereto;

(xi) the [Purchaser] [Agent] acknowledges that the Series 2012-VFN Notes do not represent deposits with or other liabilities of the Indenture Trustee, the Servicer, NFC, the Transferor or any entity related to any of them. Unless otherwise expressly provided in the Indenture or this Indenture Supplement, each of the Indenture Trustee, the Servicer, NFC, the Transferor or any entity related to any of them shall not, in any way, be responsible for or stand behind the capital value or the performance of the Series 2012-VFN Notes or the assets held by the Master Trust or the Issuing Entity;

(xii) the [Purchaser] [Agent] acknowledges that the Indenture Trustee, the Issuing Entity, the Servicer, NFC, the Transferor and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by it by virtue of its purchase of a Series 2012-VFN Note (or a beneficial interest therein) is no longer accurate, then it shall promptly so notify NFC and the Transferor in writing;

Exhibit B- 4

(xiii) this Investment Letter has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligations of the [Purchaser] [Agent], enforceable against the [Purchaser] [Agent] in accordance with its terms, except as such enforceability may be limited by receivership, conservatorship, bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity; and

(xiv) the [Purchaser] [Agent] represents and warrants that the [Purchaser] [Agent] either (x) is not acquiring the Series 2012-VFN Note with the assets of an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, a “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, an entity whose underlying assets include “plan assets” by reason of an investment by an employee benefit plan or plan investment in such entity or any other plan that is subject to any law that is substantially similar to ERISA or Section 4975 of the Code, or (y) its acquisition, holding and disposition of the Series 2012-VFN Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any substantially similar applicable law.

[remainder of page intentionally left blank]

Exhibit B- 5

Very truly yours, ,
as [Purchaser] [Managing Agent]

By:
Name:
Title:

Exhibit B- 6

EXHIBIT C

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

Reference is made to the Note Purchase Agreement, dated as of August 29, 2012 (the “Agreement”), among Navistar Financial Securities Corporation (the “Transferor”), Navistar Financial Corporation and the Purchasers, Managing Agents and Administrative Agent named therein. Terms defined in the Agreement are used herein as defined therein.

                     (“Assignor”) and                      (“Assignee”) hereby agree as follows:

1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor’s rights and obligations under the Agreement as of the date hereof which represents the amount of the Commitment specified in the signature page hereto (the “Assigned Commitment”).

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to the Agreement or the performance or observance by any party to the Agreement or of any of their respective obligations under the Agreement or any Series Document or any other instrument or document furnished pursuant thereto.

3. The Assignee (i) confirms that it has received a copy of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will independently and without reliance upon any Managing Agent, the Assignor or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an eligible Assignee under Section 11.04 of the Agreement; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Committed Purchaser.

4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee.

Exhibit C- 1

5. Upon delivery of a fully executed original hereof to the Administrative Agent, as of such date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Committed Purchaser thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement and except as provided in Section 11.04 of the Agreement, relinquish its rights and be released from its obligations under the Agreement (other than obligations arising prior to such assignment).

6. It is agreed that the Assignee shall be entitled to interest on the Assigned Commitment which accrues on and after the date hereof at rates agreed upon between Assignee and Assignor and notified to Administrative Agent, such interest to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Commitment which occur on and after the date hereof will be paid directly by the Administrative Agent to the Assignee. Upon the execution of the Agreement, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Commitment of the principal amount of the relevant Series 2012-VFN Note made by the Assignor pursuant to the Agreement outstanding on the date hereof. The Assignor and the Assignee shall make all appropriate adjustments in payment under the Agreement for periods prior to the date hereof directly between themselves on the date hereof.

7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit C- 2

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed as of the day and year first above written.

[ASSIGNOR]

By
Name
Title

Commitment:	[ASSIGNEE]
$

By
Name
Title

Exhibit C- 3

~~EXHIBIT D~~

~~[Form of Notice of Designated Delay Funding Purchaser]~~

                    ~~, 201[_]~~

~~Navistar Financial Securities Corporation~~

~~425 N. Martingale Road~~

~~Schaumburg, Illinois 60173~~

~~Attention: Vice President & Treasurer~~

~~cc: General Counsel~~

~~Re: Notice of Designated Delay Funding Purchaser~~

~~Reference is made to that certain Note Purchase Agreement, dated as of August 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among Navistar Financial Securities Corporation (the “Transferor”), Navistar Financial Corporation and the Purchasers, Managing Agents and Administrative Agent named therein. Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement.~~

~~[                    ], as Managing Agent for the [                    ] Purchaser Group, hereby notifies the Transferor that each Committed Purchaser included in such Purchaser Group (i) has incurred and is incurring charges under Basel III, or would incur charges as of such date under Basel III if it were not a Designated Delay Funding Purchaser under the Agreement, in respect of its Commitment or its Purchaser Percentage of the Funded Amount, based on its “liquidity coverage ratio” under Basel III, which may include external charges incurred by such Committed Purchaser or internal charges incurred by any business of such Committed Purchaser managing such Committed Purchaser’s Purchaser Percentage of the Funded Amount or its obligations under the Agreement, and (ii) it is seeking or has obtained a delayed funding option in transactions similar to the transactions contemplated hereby.~~

~~From and after the date hereof, each Committed Purchaser in the [                    ] Purchaser Group, shall be a Designated Delay Funding Purchaser for all purposes under the Agreement.~~

~~Sincerely,~~

~~[ ],~~
~~as the Managing Agent for~~
~~the [ ] Purchaser Group~~

~~By:~~

~~Name: Title:~~SCHEDULE I

Notice Addresses

~~Exhibit D~~Schedule I- 1

If to:	Address:

Transferor:

Navistar Financial Securities Corporation

~~425 N. Martingale Road~~

~~Schaumburg~~2701 Navistar Dr.

Lisle, Illinois ~~60173~~

~~Attention: Vice President & Treasurer~~

~~cc: General Counsel~~

~~Facsimile: (630~~60532

Attention: Petrina Collins/Michael Wuss

cc: Joan Vander Linde

Phone: (331) ~~753-4410~~332-4458 / (331) 332-2145

Email: petrina.collins@navistar.com; michael.wuss@navistar.com

Servicer:

Navistar Financial ~~Securities~~ Corporation

~~425 N. Martingale Road~~

~~Schaumburg~~2701 Navistar Dr.

Lisle, Illinois ~~60173~~

~~Attention: Vice President & Treasurer~~

~~cc: General Counsel~~

~~Facsimile: (630) 753-4410~~60532

Attention: Petrina Collins/Michael Wuss

cc: Joan Vander Linde

Phone: (331) 332-4458 / (331) 332-2145

Email: petrina.collins@navistar.com; michael.wuss@navistar.com

With a copy to:

Bank of America, National Association

~~214 North Tryon Street, 15~~One Bryant Park, 11th Floor

~~NC1-027-15-01~~

~~Charlotte, North Carolina 28255~~

~~Attention: Securitization Finance Group, c/o Margaux Karagosian~~New York, New York 10036

Attention: Lauren Burke/Victoria Mason

Telephone: (~~980) 387-7778~~

~~Facsimile: (704)~~646) 855-0184 / (646) 855-4215

Email: lauren.burke@bofa.com; ~~409-0594~~victoria.mason@bofa.com

Administrative Agent:

Bank of America, National Association

~~214 North Tryon Street, 15~~One Bryant Park, 11th Floor

~~NC1-027-15-01~~

~~Charlotte, North Carolina 28255~~

~~Attention: Securitization Finance Group, c/o Margaux Karagosian~~New York, New York 10036

Attention: Lauren Burke/Victoria Mason

Telephone: (~~980) 387-7778~~

~~Facsimile: (704) 409-0594~~ 646) 855-0184 / (646) 855-4215

Email: ~~margaux.karagosian@baml.com~~

~~Email:~~lauren.burke@bofa.com;

~~willem.van_beek@baml.com~~victoria.mason@bofa.com

~~Exhibit D~~Schedule I- 2

Bank of America Purchaser Group

Managing Agent & Committed Purchaser:

Bank of America, National Association

~~214 North Tryon Street, 15~~One Bryant Park, 11th Floor

~~NC1-027-15-01~~

~~Charlotte, North Carolina 28255~~

~~Attention: Securitization Finance Group, c/o Margaux Karagosian~~New York, New York 10036

Attention: Lauren Burke/Victoria Mason

Telephone: (~~980) 387-7778~~

~~Facsimile: (704) 409-0594~~ 646) 855-0184 / (646) 855-4215

Email: ~~margaux.karagosian@baml.com~~

~~Email:~~lauren.burke@bofa.com;

~~judith.e.helms@baml.com~~victoria.mason@bofa.com

~~NY Life Purchaser Group~~

~~Managing Agent & Committed Purchaser:~~

~~All notices of payments, written confirmations of wire transfers and any audit confirmation:~~

~~New York Life Insurance Company~~

~~c/o NYL Investors LLC~~

~~51 Madison Avenue~~

~~2nd Floor, Room 208~~

~~New York, New York 10010-1603~~

~~Attention:     Investment Services~~

                      ~~Private Group~~

                     ~~2nd Floor~~

                    ~~Fax: (908) 840-3385~~

~~with a copy sent electronically to:~~

~~FIIGLibrary@nylim.com~~

~~TraditionalPVtOps@nylim.com~~

~~All other communications:~~

~~New York Life Insurance Company~~

~~c/o NYL Investors LLC~~

~~51 Madison Avenue~~

~~2nd Floor, Room 208~~

~~New York, New York 10010-1603~~

~~Attention:     Private Capital Investors~~

                     ~~2nd Floor~~

                    ~~Fax: (908) 840-3385~~

~~Exhibit D~~Schedule I- 3

~~with a copy sent electronically to:~~

~~FIIGLibrary@nylim.com~~

~~TraditionalPVtOps@nylim.com~~

~~and with a copy of any notices regarding defaults or Events of Default under the Series Documents:~~

~~New York Life Insurance Company~~

~~c/o NYL Investors LLC~~

~~51 Madison Avenue~~

~~2nd Floor, Room 208~~

~~New York, New York 10010-1603~~

~~Attention: Office of General Counsel~~

                      ~~Investment Section, Room 1016~~

                      ~~Fax: (212) 576-8340~~

~~All funding requests should be emailed to:~~

~~Felicia_Beharry@nylinvestors.com~~

~~Murielle_Pierre-Louis@nylinvestors.com~~

~~Alla_Fetter@nylinvestors.com~~

~~Julie_Peng@nylinvestors.com~~

~~NYLIAC Purchaser Group~~

~~Managing Agent & Committed Purchaser:~~

~~All notices of payments, written confirmations of wire transfers and any audit confirmation:~~

~~New York Life Insurance and Annuity Corporation~~

~~c/o NYL Investors LLC~~

~~51 Madison Avenue~~

~~2nd Floor, Room 208~~

~~New York, New York 10010-1603~~

~~Attention:     Investment Services~~

                      ~~Private Group~~

                     ~~2nd Floor~~

                    ~~Fax: (908) 840-3385~~

~~with a copy sent electronically to:~~

~~FIIGLibrary@nylim.com~~

~~Exhibit D~~Schedule I- 4

~~TraditionalPVtOps@nylim.com~~

~~All other communications:~~

~~New York Life Insurance and Annuity Corporation~~

~~c/o NYL Investors LLC~~

~~51 Madison Avenue~~

~~2nd Floor, Room 208~~

~~New York, New York 10010-1603~~

~~Attention:     Private Capital Investors~~

                     ~~2nd Floor~~

                      ~~Fax: (908) 840-3385~~

~~with a copy sent electronically to:~~

~~FIIGLibrary@nylim.com~~

~~TraditionalPVtOps@nylim.com~~

~~and with a copy of any notices regarding defaults or Events of Default under the Series Documents:~~

~~New York Life Insurance Company~~

~~c/o NYL Investors LLC~~

~~51 Madison Avenue~~

~~2nd Floor, Room 208~~

~~New York, New York 10010-1603~~

~~Attention:     Office of General Counsel~~

                     ~~Investment Section, Room 1016~~

                    ~~Fax: (212) 576-8340~~

~~All funding requests should be emailed to:~~

~~Felicia_Beharry@nylinvestors.com~~

~~Murielle_Pierre-Louis@nylinvestors.com~~

~~Alla_Fetter@nylinvestors.com~~

~~Julie_Peng@nylinvestors.com~~

~~Exhibit D~~Schedule I- 5